Exhibit 10.2

Provisional Collaboration and License Agreement

Between
Denali Therapeutics, Inc.,
Biogen MA, Inc.
and
Biogen International GmbH

Dated August 5, 2020

PROVISIONAL COLLABORATION AND LICENSE AGREEMENT
This Provisional Collaboration and License Agreement (“Provisional Collaboration and License Agreement”) is entered into as of August 5, 2020 (the “Execution Date”) by and between Denali Therapeutics Inc., a Delaware corporation with its principal place of business located at 161 Oyster Point Blvd., South San Francisco, California 94080 (“Denali”), Biogen MA, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts having an office at 225 Binney Street, Cambridge, MA 02142 (“BIMA”), and Biogen International GmbH, a Gesellschaft mit beschränkter Haftung organized under the laws of Switzerland, whose registered office is at Neuhofstrasse 30, 6340 Baar, Switzerland (“BIG”, together with BIMA, collectively, “Biogen”). Biogen and Denali are each individually referred to as a “Party” and collectively as the “Parties.”
In consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
ARTICLE 1
OVERVIEW
1.1Binding Nature of this Provisional Collaboration and License Agreement. The Parties hereby enter into this Provisional Collaboration and License Agreement, which constitutes a binding contract between the Parties. In conjunction with this Provisional Collaboration and License Agreement, the parties are entering into that certain stock purchase agreement dated as of the date hereof (the “Stock Purchase Agreement”). This Section 1.1 (Binding Nature of this Provisional Collaboration and License Agreement), Article 2 (Definitions), and Sections 3.2 (Exclusive Collaboration), the last sentence of 3.3.1 (Development and Regulatory Activities), 3.10 (Termination), 3.11 (Effects of Termination), 4.1.4 (Selection of Option TV Target), 5.1 (Term and Termination of this Provisional Collaboration and License Agreement), 5.2 (Indemnification and Limitation of Liability), 5.3 (Representations, Warranties and Covenants), 5.4 (Confidentiality and Non-Disclosure), 5.5 (Governing Law; Dispute Resolution), 5.7 (Antitrust Matters), 5.8 (Assignment), 5.9 (Force Majeure), 5.10 (Counterparts; Electronic Signatures), 5.11 (Severability), 5.12 (Entire Agreement; Amendments), 5.13 (Notices), 5.14 (Performance by Biogen), 5.15 (Coordination between BIMA and BIG), 5.16 (Retained Rights), 5.17 (Interpretation), 5.18 (Injunctive Relief), 5.19 (No Benefit to Third Parties) and 5.20 (Other Terms) of this Provisional Collaboration and License Agreement (together with the Schedules referenced in such sections) shall be effective as of the Execution Date; all other terms shall be automatically effective as of the Effective Date without any further action on the part of any person. As further provided in Section 5.6 (Definitive Agreement Terms) below, the Parties shall negotiate and execute one or more agreements containing (a) a more detailed set of terms governing the collaboration with respect to the LRRK2 Program established under Article 3 (LRRK2 Program) of this Provisional Collaboration and License Agreement (which agreement shall be consistent with all of the applicable terms of this Provisional Collaboration and License Agreement) (such expanded version of such terms, the “Definitive LRRK2 Collaboration and License Agreement”) and (b) a more detailed set of terms governing the option and right of first negotiation granted to Biogen as provided in Article 4 (Option Programs and ROFN Programs) of this Provisional Collaboration and License Agreement (which agreement(s) shall be consistent with all of the applicable terms of this Provisional Collaboration and License Agreement) (such expanded version of such terms, the “Definitive ROFN and Option Agreement”), in each case, subject to Section 5.5 (Governing Law; Dispute Resolution) of this Provisional Collaboration and License Agreement.
1.2LRRK2 Program. Denali and Biogen will collaborate with respect to Denali’s LRRK2 program as described below (“LRRK2 Program”) in accordance with the applicable terms set forth in this Provisional Collaboration and License Agreement and the Definitive LRRK2 Collaboration and License Agreement. With respect to such LRRK2 Program:

1.2.1Denali and Biogen will share the responsibility for, and will jointly Develop, the LRRK2 Licensed Compounds and the LRRK2 Licensed Products in the Territory and share costs and expenses at a ratio of 1.5:1 (Biogen 60% / Denali 40%), in accordance with an agreed plan and budget for all such Development and as further described below;
1.2.2Denali and Biogen will jointly Commercialize LRRK2 Licensed Products in the U.S. and China and will share in the profits/losses with respect to the Commercialization of LRRK2 Licensed Products in the U.S. and China, in accordance with an agreed plan and budget for such Commercialization in the Co-Commercialization Territory and as further described below; and
1.2.3Biogen will [***] with respect to the Commercialization of LRRK2 Licensed Products in all other jurisdictions worldwide, at its cost and expense, subject to payments to Denali as further described below.
1.3ROFN Programs and Option Programs. Additionally, Denali will grant to Biogen certain rights of first negotiation with respect to the ROFN Programs and certain option rights to the Option Programs, each in accordance with the applicable terms set forth in this Provisional Collaboration and License Agreement and the Definitive ROFN and Option Agreement.
ARTICLE 2
DEFINITIONS
2.1“Allowable Overruns” means any costs or expenses incurred by or on behalf of a Party in the performance of activities allocated to such Party under the Global Development Plan/Budget or Co-Commercialization Plan/Budget in a given calendar year that (a) are not [***] any breach of this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement, and (b) are in excess of the aggregate amount budgeted in the Global Development Plan/Budget or Co-Commercialization Plan/Budget (as applicable) for such Party in such calendar year (a) by an amount not to exceed [***] of such amount budgeted for such Party in such calendar year in the aggregate or (b) otherwise approved by a unanimous decision of the JSC, or a finance working group established by the JSC.
2.2“ATV:Abeta Program” means all ATV:Abeta Therapeutics that are [***]Controlled by or on behalf of Denali or its affiliates prior to the Effective Date or during the Option Term, and pharmaceutical products containing such ATV:Abeta Therapeutics.
2.3“ATV:Abeta Therapeutic” means [***] that incorporates (a) [***] and (b) [***].
2.4“Biogen IP” means Biogen Know-How and Biogen Patents.
2.5“Biogen Know-How” means [***].
2.6“Biogen Patents” means [***].
2.7[***]
2.8“Biogen Program Patent” means [***].
2.9“Co-Commercialization Territory” means U.S. and China.
2.10“Combination Product” means a LRRK2 Licensed Product that is (a) sold in the form of a combination that contains or comprises a LRRK2 Licensed Compound together with one or more other therapeutically active pharmaceutical agents (whether coformulated or copackaged or otherwise sold together as a single unit) (“Other Component”), and (b) sold for a single invoice price. For purposes of the foregoing, none of the following shall be deemed to be an Other Component [***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.11“Commercialization” means with respect to any product, any and all activities directed to: the marketing, advertising, promotion, distribution, pricing, reimbursement, import, export, offering for sale, and sale of such product, product samples, pre-launch activities to prepare a market for potential sales, pricing and reimbursement activities, [***] modeling and pharmaco-economic studies, epidemiological studies, expanded access programs and registries and activities required to fulfill ongoing regulatory obligations, adverse event reporting, and interacting with regulatory authorities regarding the foregoing, including seeking and maintaining any required pricing or reimbursement approval, but excluding any activities directed to Manufacturing, Development, or Medical Affairs. “Commercialize,” “Commercializing,” and “Commercialized” will be construed accordingly.
2.12“Commercially Reasonable Efforts” means, [***].
2.13“Committee” means the JSC, JDC, JCC, CMC Working Group or any other joint subcommittee established by the Parties or the JSC under the Definitive LRRK2 Collaboration and License Agreement.
2.14“Compound” means a LRRK2 Licensed Compound, Option Compound or ROFN Compound, as applicable.
2.15“Control” or “Controlled” means the possession by a Party or its affiliate (whether by ownership, license or otherwise other than pursuant to this Provisional Collaboration and License Agreement or any Definitive Agreement) of (a) with respect to any tangible know-how, the legal authority or right to physical possession of such tangible know-how, with the right to provide such tangible know-how to the other Party on the terms set forth herein, or (b) with respect to patent rights, Regulatory Approvals, regulatory submissions, intangible know-how or other intellectual property or subject matter, the legal authority or right to grant a license, sublicense, access, or right to use (as applicable) to the other Party under such patent rights, Regulatory Approvals, regulatory submissions, intangible know-how or other intellectual property or subject matter on the terms set forth herein, in each case ((a) and (b)), without breaching or otherwise violating the terms of any arrangement or agreement with a third party in existence as of the time such Party or its affiliates would first be required hereunder to grant the other Party such access, right to use, licenses or sublicense, and (c) with respect to any product, the possession by a Party of the ability (whether by sole or joint ownership, license or otherwise, other than pursuant to the license grants under this Provisional Collaboration and License Agreement or any Definitive Agreement) to grant a license or sublicense of patent rights within clause (b) above that claim such product or proprietary know-how within clause (a) or (b) above that is used in connection with the exploitation of such product. Notwithstanding any provision to the contrary set forth in this Provisional Collaboration and License Agreement, a Party and its affiliates will not be deemed to “Control” any patent rights, Regulatory Approvals, regulatory submissions, know-how or other intellectual property or subject matter that is [***].
2.16“Development” means, with respect to any product, any and all internal and external research, development or regulatory activities regarding such product, including (a) research, process development, non-clinical testing, toxicology, non-clinical activities, IND-Enabling Studies, and clinical trials[***], (b) test method development and stability testing, and toxicology, and (c) preparation, submission, review, and development of data or information for the purpose of submission to a Regulatory Authority to obtain authorization to conduct clinical trials and to obtain Regulatory Approval of such product and interacting with Regulatory Authorities regarding any of the foregoing, but excluding any activities directed to Manufacturing, Medical Affairs, or Commercialization. Development will include research, development, and regulatory activities for additional presentations or indications for a product after receipt of Regulatory Approval of such product, including clinical trials initiated following receipt of Regulatory Approval or to be conducted after receipt of Regulatory Approval, in each case, that was mandated by the applicable Regulatory Authority as a condition of such Regulatory Approval with respect to an approved indication (such as post-marketing approval studies and observational studies, if required by any Regulatory Authority in any country in the Territory to support or maintain Regulatory Approval for a product in such country). “Develop,” “Developing,” and “Developed” will be construed accordingly.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.17“Effective Date” means the date on which all of the Antitrust Conditions (as defined in the Stock Purchase Agreement) have been met, unless [***].
2.18“Excluded Targets” means [***].
2.19“Exploit” means to make, have made, use, import, export, offer to sell, sell, Develop, Manufacture, perform Medical Affairs activities, Commercialize or otherwise exploit. “Exploitation” will be construed accordingly.
2.20“Field” means any and all uses.
2.21“First Commercial Sale” means, with respect to any Product in any country or region, the first sale of such Product to a third party (other than a Sublicensee) for distribution, use or consumption in such country or region after receipt of Regulatory Approval. First Commercial Sale excludes any bona fide transfers of Product to third parties for clinical trial purposes, any expanded access program, any compassionate sales or use program (including named patient program or single patient program), or any indigent program.
2.22“IND” means an Investigational New Drug application as defined in 21 C.F.R. Part 312 or any comparable filings outside of the United States that are required to commence clinical trials in such country or region, and all supplements or amendments that may be filed with respect to the foregoing.
2.23“IND-Enabling Study” means a toxicology study of a product (a) that is conducted in compliance with GLP regulations in an animal species appropriate to satisfy applicable regulatory requirements, (b) that is otherwise designed to satisfy applicable regulatory requirements and (c) the data and results from which are intended to support the filing of an IND for such product with the applicable Regulatory Authority.
2.24“Initiate” or “Initiation” means, with respect to a clinical trial or IND-Enabling Study of a Product, the [***] in such clinical trial or the [***] in such IND-Enabling Study.
2.25“Joint Program Patents” means any Program Patents that claim any inventions developed jointly by the Parties in the performance of activities under this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement.
2.26“LRRK2” means a naturally occurring Leucine-rich repeat kinase 2 mRNA sequence or protein, [***].
2.27“LRRK2 Inhibitor” means any small molecule compound: (a) [***]; and (b) [***].
2.28“LRRK2 IP” means LRRK2 Know-How and LRRK2 Patents and Denali’s interest in the Joint Program Patents.
2.29“LRRK2 Know-How” means any and all know-how, data, materials and other information that are: (a) Controlled by Denali or its affiliates as of the Effective Date or during the term of the Provisional Collaboration and License Agreement or Definitive LRRK2 Collaboration and License Agreement; and (b) [***] for the Development, Manufacture or use of LRRK2 Licensed Compounds or LRRK2 Licensed Products or the Commercialization of LRRK2 Licensed Products[***].
2.30“LRRK2 Licensed Compound” means the following small molecule compounds: (a) those compounds set forth in Schedule 2.30 (LRRK2 Licensed Compounds), including the compounds known internally at Denali as [***] “DNL151” and [***]; (b) all other LRRK2 Inhibitors [***]; and (c) [***].
2.31“LRRK2 Licensed Product” means any product containing a LRRK2 Licensed Compound, alone or in combination with one or more other active ingredients, and in any formulation, dosage strength or method of delivery.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.32“LRRK2 Patents” means all patent applications and issued patents, including Denali’s interest in any Joint Program Patents, that are: (a) Controlled by Denali or its affiliates as of the Effective Date or during the term of the Provisional Collaboration and License Agreement or Definitive LRRK2 Collaboration and License Agreement; and (b) [***] for the Development, Manufacture or use of LRRK2 Licensed Compounds or LRRK2 Licensed Products or the Commercialization of LRRK2 Licensed Products[***]. Such patent applications and issued patents existing as of the Execution Date are set forth in Schedule 2.32 (LRRK2 Patents).
2.33“Major Markets” means the United States, France, Germany, United Kingdom, Italy, Spain, Japan, and China.
2.34“Manufacture” means with respect to any product, any and all activities directed to manufacturing, processing, packaging, labeling, filling, finishing, assembly, quality assurance, quality control, testing, and release, shipping, supply, or storage of such product (or any components or process steps involving such product[***]), placebo, or comparator agent, as the case may be, including qualification, validation, and scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, quality assurance technical support activities qualification and audit of clinical and commercial manufacturing facilities, and stability testing, but excluding any activities directed to Development, Medical Affairs or Commercialization. “Manufacturing” and “Manufactured” will be construed accordingly.
2.35“Medical Affairs” means any and all activities conducted by or on behalf of a Party’s or any of its affiliates’ medical affairs departments interacting with physicians or other healthcare professionals who utilize or conduct research related to a drug or biological product, including communications with key opinion leaders, medical education, symposia, advisory boards (to the extent related to medical affairs or clinical guidance), and other medical programs and communications, including educational grants and fellowships, research grants (including conducting investigator-initiated studies following Regulatory Approval), charitable donations, medical resourcing and allocation, medical and scientific platform and communications, KME and KOL engagement, congress planning, real-world evidence generation through registry or [***], conducting advisory board meetings or other consultant programs, the purpose of which is to obtain advice and feedback related to the launch of a given product, post-approval investigator initiated trials or scientific research agreements, activities related to patient registries and patient advocacy engagement, patient services, education and support, in each case, to the extent related to medical affairs and not to activities that involve the promotion, marketing, sale, or other Commercialization of Products. Medical Affairs excludes any activities directed to Manufacturing, Development, or Commercialization.
2.36“Net Sales” means with respect to a LRRK2 Licensed Product, the gross amount invoiced or received in a country by or on behalf of Biogen or its affiliates, or, outside of the Co-Commercialization Territory, its Sublicensees (each of the foregoing persons, a “Selling Party”) for the sale or other disposition of such LRRK2 Licensed Product to third parties (including third party distributors, wholesalers and end-users) in bona fide arms’ length transactions in the Territory, less the following deductions, in each case, pertaining specifically to such LRRK2 Licensed Product and actually allowed or taken by such third party and not otherwise received by or reimbursed to a Selling Party:
(a)sales returns and allowances actually paid, granted or accrued on such LRRK2 Licensed Product, including reasonable and customary trade, quantity, prompt pay and cash discounts, and any adjustments granted on account of price adjustments or billing errors;
(b)credits or allowances given or made for rejection, recall, return or wastage replacement of [***] such LRRK2 Licensed Product or for rebates or retroactive price reductions (including Medicare, Medicaid, copay assistance, managed care and similar types of rebates and chargebacks);

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)taxes, duties or other governmental charges levied on or measured by the billing amount for such LRRK2 Licensed Product, as adjusted for rebates and refunds, [***];
(d)charges for freight, customs [***] specifically related to the distribution of such LRRK2 Licensed Product [***]; and
(e)[***].
Such amounts will be determined consistent with a Selling Party’s customary practices and in accordance with U.S. generally accepted accounting principles, consistently applied (“GAAP”). It is understood that any accruals for individual items reflected in Net Sales are periodically (at least quarterly) trued up and adjusted by each Selling Party consistent with its customary practices and in accordance with GAAP.
Notwithstanding anything to the contrary set forth in this Provisional Collaboration and License Agreement, Net Sales will not be imputed to transfers of LRRK2 Licensed Product to third parties as bona fide samples, as donations, for the performance of clinical trials, or for similar bona fide business purposes in accordance with applicable law pertaining to any expanded access program, any compassionate sales or use program (including named patient program or single patient program), or any indigent program.
Sale or transfer of LRRK2 Licensed Products between any of the Selling Parties will not result in any Net Sales, with Net Sales to be based only on any subsequent sales or dispositions to a non-Selling Party. To the extent that any Selling Party receives consideration other than or in addition to cash upon the sale or disposition of a LRRK2 Licensed Product to a non-Selling Party, Net Sales will be [***]. For clarity, and without limiting Schedule 3.8 (LRRK2 Financials), Net Sales will not include [***].
In the case of any Combination Product sold in a given country and reporting period, Net Sales for the purpose of determining royalties and sales milestones of the Combination Product in such country will be calculated by [***].
If, on a country-by-country basis in a particular reporting period, the LRRK2 Licensed Product is sold separately in the same indication in a country, but the Other Components in the Combination Product are not sold separately in the same indication in such country, then Net Sales for the purpose of determining royalties and sales milestones of the Combination Product for such country will be calculated by [***].
If, on a country-by-country basis in a particular reporting period, the LRRK2 Licensed Product in the Combination Product is not sold separately in the same indication in such country, but the Other Components included in the LRRK2 Licensed Product are sold separately in the same indication in such country, then Net Sales for the purpose of determining royalties and sales milestones of the Combination Product for such country will be [***].
If neither the LRRK2 Licensed Product nor the Other Components are sold separately in the same indication in a given country during a particular reporting period, then Net Sales [***].
[***]
2.37“Option Compound” means any ATV:Abeta Therapeutic or Option TV Protein.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.38“Option Exercise Period” means, with respect to an Option Program, the period beginning on the Effective Date and expiring upon the earliest of (a) [***] following the delivery of the Option Data Package or Partial Option Data Package, as the case may be, for such Option Program in accordance with Section 4.1.2(a) (Option Data Package), as such period may be extended in accordance with Section 4.1.2(b) (Incomplete Option Data Package), unless earlier terminated, (b) thirty (30) business days after the fifth (5th) anniversary of the Effective Date, (c) the termination of this Provisional Collaboration and License Agreement (other than as a result of the execution of the Definitive ROFN and Option Agreement) and (d) the termination of the Definitive ROFN and Option Agreement.
2.39“Option IP” means Option Know-How and Option Patents.
2.40“Option Know-How” means, with respect to an Option Program, any and all know-how, data, materials and other information that are: (a) Controlled by Denali or its affiliates as of the Effective Date or during the term of the Provisional Collaboration and License Agreement or the Definitive ROFN and Option Agreement; and (b) [***] for the Development, Manufacture or use of Option Compounds or Option Products, or Commercialization of Option Products in such Option Program[***]; but in each case, (a) and (b), excluding the TV Platform Know-How with respect to such Option Program.
2.41“Option Patents” means, with respect to an Option Program, all patent applications and issued patents that are: (a) Controlled by Denali or its affiliates as of the Effective Date or during the term of the Provisional Collaboration and License Agreement or Definitive ROFN and Option Agreement; and (b) [***] for the Development, Manufacture or use or the Commercialization of Option Products in such Option Program[***]; but, in each case, (a) and (b), excluding the TV Platform Patents with respect to such Option Program.
2.42“Option Product” means any product containing an ATV:Abeta Therapeutic or Option TV Protein, in each case, alone or in combination with one or more other active ingredients, and in any formulation, dosage strength or method of delivery.
2.43“Option Programs” means either of the ATV:Abeta Program or the Option TV Program.
2.44“Option Term” means, with respect to an Option Program, the period beginning on the Effective Date and expiring on the earliest of (a) the fifth (5th) anniversary of the Effective Date, (b) expiration of the Option Exercise Period for such Option Program, (c) the termination of this Provisional Collaboration and License Agreement (other than as a result of the execution of the Definitive ROFN and Option Agreement) and (d) the termination of the Definitive ROFN and Option Agreement.
2.45“Option TV Program” means all Option TV Proteins that are [***] Controlled by or on behalf of Denali or its affiliates prior to the Effective Date or during the Option Term and pharmaceutical products containing such Option TV Proteins.
2.46“Option TV Protein” means any [***] that (a) [***] and (b) is directed to the Option TV Target, [***].
2.47“Option TV Target” means the target selected by Biogen pursuant to the procedures set forth in Section 4.1.4 (Selection of Option TV Target).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.48“Other Income” means (a) any payment received by a Party or its affiliate from a Sublicensee in consideration for the grant of rights (including an option to obtain rights) to Develop, Manufacture or Commercialize a LRRK2 Licensed Product (or a LRRK2 Licensed Compound included in such LRRK2 Licensed Product) in a country within the Co-Commercialization Territory and (b) to the extent not already described in clause (a), other payments (excluding Net Sales) when recognized as income or an offset to an expense (other than any shared Commercialization cost) in accordance with GAAP by a Party or its affiliate that is [***] a LRRK2 Licensed Product (or a LRRK2 Licensed compound included in a LRRK2 Licensed Product in a country in the Co-Commercialization Territory; provided, however, [***].
2.49[***]
2.50[***]
2.51“Product” means a LRRK2 Licensed Product, a ROFN Product or Option Product, as applicable.
2.52“Program” means the LRRK2 Program, a ROFN Program or Option Program, as applicable.
2.53“Region” means each of the following: [***].
2.54“Regulatory Approval” means, with respect to a particular country or other regulatory jurisdiction, all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary to market and sell a pharmaceutical product or biologic in such country or regulatory jurisdiction, including, if legally required, pricing or reimbursement approvals in such country.
2.55“Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local governmental or Regulatory Authority, agency, department, bureau, commission, council or other entities (e.g., the FDA, EMA and PMDA) regulating or otherwise exercising authority with respect to the Development, Manufacture or Commercialization of a pharmaceutical or biologic product in a particular country or other regulatory jurisdiction.
2.56“Regulatory Exclusivity” means any exclusive marketing rights or exclusivity rights or protection conferred by any Regulatory Authority with respect to a pharmaceutical or biologic product in a particular country or other regulatory jurisdiction, including any regulatory protection exclusivity such as orphan drug designation or pediatric exclusivity, but in all cases excluding patent rights and patent term extensions.
2.57“Related Compound” means [***].
2.58“Reserved Target” means each of [***] and [***].
2.59“ROFN Compound” means any protein-based molecule that (a) [***] and (b) is directed to a target (other than an Excluded Target) for which the primary indication is an indication within Alzheimer’s Disease (“AD”), amyotrophic lateral sclerosis (“ALS”), multiple sclerosis (“MS”) or PD, and for clarity, is not within lysosomal storage diseases or oncology indications (such target, the “ROFN Compound Target”), [***].
2.60“ROFN IP” means ROFN Know-How and ROFN Patents.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.61“ROFN Know-How” means, with respect to a ROFN Program, any and all know-how, data, materials and other information that are: (a) Controlled by Denali or its affiliates as of the Effective Date or during the term of the Provisional Collaboration and License Agreement or the Definitive ROFN and Option Agreement; and (b) [***] for the Development, Manufacture or use or Commercialization of ROFN Products in such ROFN Program[***]; but in each case, (a) and (b), excluding the TV Platform Know-How with respect to such ROFN Program.
2.62“ROFN Patents” means, with respect to a ROFN Program, all patent applications and issued patents that are: (a) Controlled by Denali or its affiliates as of the Effective Date or during the term of the Provisional Collaboration and License Agreement or Definitive ROFN and Option Agreement; and (b) [***] for the Development, Manufacture or use of ROFN Compounds or ROFN Products in such ROFN Program, or the Commercialization of ROFN Products in such ROFN Program[***]; but in each case, (a) and (b), excluding the TV Platform Patents with respect to such ROFN Program.
2.63“ROFN Product” means any product containing a ROFN Compound, alone or in combination with one or more other active ingredients, and in any formulation, dosage strength or method of delivery.
2.64“ROFN Program” means, with respect to a ROFN Compound Target, all ROFN Compounds directed to such ROFN Compound Target that are developed and Controlled by or on behalf of Denali or its affiliates prior to the Effective Date or during the ROFN Term and pharmaceutical products containing such ROFN Compounds.
2.65“ROFN Term” means the period beginning on the Effective Date and expiring on the earliest of (a) the seventh (7th) anniversary of the Effective Date, (b) the date on which Biogen has provided ROFN Exercise Notices to Denali in respect of two (2) ROFN Programs in accordance with Section 4.2 (ROFN), (c) the termination of this Provisional Collaboration and License Agreement (other than as a result of the execution of the Definitive ROFN and Option Agreement) and (d) the termination of the Definitive ROFN and Option Agreement.
2.66 “Subcontractor” means a third party contractor (including contract research organizations or contract manufacturing organizations) engaged by a Party or its affiliates on a fee-for-service to perform certain services or activities on behalf of and for the benefit of such Party or its affiliates or exercise certain rights on behalf of such Party or its affiliates, in each case, under this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement.
2.67“Sublicensee” means any third party to whom a Party or any of its affiliates grants a sublicense of its rights hereunder to Develop or Commercialize any Product, other than a Subcontractor that is granted any such sublicense.
2.68“Target-Specific Component” means the component of an Option Compound or ROFN Compound that is specifically directed to amyloid beta the Option TV Target or the ROFN Compound Target, as the case maybe. For clarity, such component in an antibody directed to amyloid beta, the Option TV Target, or ROFN Compound Target is the binding portion of the complementarity-determining region of such antibody.
2.69“Tax” means all forms of taxation whether direct or indirect and whether levied by reference to income, profits, gains, net wealth, asset values, turnover, added value or other reference and statutory, governmental, state, provincial, local or foreign governmental or municipal impositions, duties (including but not limited to stamp duties), contributions, rates and levies (including social security contributions and any other payroll taxes), whenever and wherever imposed (whether imposed by way of a withholding or deduction for or on account of tax or otherwise) and in respect of any person (including Taxes imposed on another person for which a person is liable by reason of being a member of a consolidated, combined, unitary or similar tax group, as a transferee or successor, by contract or otherwise) and all penalties, charges, costs and interest relating thereto.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.70“Territory” means worldwide.
2.71“TV Platform” means the proprietary platform technology Controlled by Denali or its affiliates that [***].
2.72“TV Platform IP” means, with respect to an Option Program or a ROFN Program, the TV Platform Know-How and the TV Platform Patents, in each case, for such Option Program or such ROFN Program, as the case may be.
2.73“TV Platform Know-How” means [***].
2.74“TV Platform Patents” means [***].
2.75“Valid Claim” means [***].
2.76“VAT” means (a) in relation to any jurisdiction within the European Union, the tax imposed by the EC Council Directive on the common system of value added tax (2006/112/EC) and any successor or equivalent legislation and any national legislation implementing that directive together with legislation supplemental thereto and the equivalent tax (if any) in that jurisdiction; and (b) in any other jurisdiction, any other value added, goods and services, consumption or similar tax chargeable on the supply or deemed supply of goods or services under applicable legislation or regulation.
ARTICLE 3
LRRK2 PROGRAM
3.1Governance.
3.1.1Joint Development Committee. Activities under the Global Development Plan/Budget shall be managed jointly by the Parties under the guidance of a joint development committee (“JDC”), which will be composed of an equal number of representatives of each Party.
(a)Responsibilities. The JDC will: (i) review and approve any updates and amendments to the Global Development Plan/Budget (at least annually); (ii) monitor workflow and overall progress under the Global Development Plan/Budget and coordinate the activities of the Parties with respect thereto; and (iii) take such other actions as may be expressly delegated to the JDC in the Definitive LRRK2 Collaboration and License Agreement.
(b)CMC Working Group. The JDC will establish a chemistry, manufacturing and controls working group (“CMC Working Group”) to coordinate the transfer of Manufacturing activities to Biogen and to assist the JDC in its responsibility with respect to the review and resolution of Manufacturing matters.
(c)Decision-Making. In the event the JDC is unable to reach a unanimous decision with respect to matters pertaining to the Development or regulatory activities for the LRRK2 Licensed Compounds and LRRK2 Licensed Products within the JDC’s authority (including updates to the Global Development Plan/Budget), then the relevant matter will be submitted for resolution to the JSC pursuant to the procedures outlined in Section 3.1.3(b) (Decision Making), provided that the lead Party for the relevant activities will have final decision-making power, without escalation to the JSC, with respect to operational matters that are not Consent Matters.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.1.2Joint Commercialization Committee.
(a)Formation. A joint commercialization committee (“JCC”), made up of an equal number of representatives from each Party, will be established to oversee Commercialization of the LRRK2 Licensed Products in the Co-Commercialization Territory and share information regarding the Commercialization of the LRRK2 Licensed Products outside of the Co-Commercialization Territory.
(b)Responsibilities. The JCC will (i) coordinate and manage the Parties’ Commercialization activities for LRRK2 Licensed Products in the Co-Commercialization Territory, including approval of the Co-Commercialization Plan/Budget, and any updates or amendments thereto, as well as the [***], and (ii) [***].
(c)Decision-Making. If the JCC is unable to reach unanimous agreement on any Commercialization matters for LRRK2 Licensed Products in the Co-Commercialization Territory for which it exercises decision-making authority (including the Co-Commercialization Plan/Budget), then the matter will be submitted to the JSC for resolution, pursuant to the procedures outlined in Section 3.1.3(b) (Decision-Making).
3.1.3Joint Steering Committee.
(a)Formation and Responsibility. The Parties will establish a joint steering committee (“JSC”) responsible for overseeing the Development under the Global Development Plan/Budget in the Territory and Commercialization under the Co-Commercialization Plan/Budget in the Co-Commercialization Territory, in each case, of LRRK2 Licensed Compounds and LRRK2 Licensed Products, and for discussing and sharing information regarding the Parties’ Development, Manufacturing, Medical Affairs and Commercialization activities in the Territory with respect to LRRK2 Licensed Compounds and LRRK2 Licensed Products. The JSC will be composed of an equal number of representatives of each Party. Each Party will designate one of its JSC members as a co-chair.
(b)Decision-Making. If the JSC is unable to agree on any matter within the scope of its authority (including a dispute referred to it by the JDC or JCC) within [***] after such matter was first referred to the JSC, then such dispute shall be referred to the Executive Officers to be resolved by good faith discussion and agreement between them. If the Executive Officers cannot reach agreement on such matter after a reasonable period (to be specified in the Definitive LRRK2 Collaboration and License Agreement), then:
(i)except as provided in clause (ii) below, [***]; and
(ii)[***].
3.2Exclusive Collaboration.
3.2.1Exclusivity. Except with respect to the [***] or in the performance of activities under this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement (in the case of either Party), beginning on the Execution Date and during the term of this Provisional Collaboration and Licensed Agreement and the term of the Definitive LRRK2 Collaboration and License Agreement, neither Party will (and will not permit its affiliates to), either alone or directly or indirectly with any third party, [***] (any such product, [***] a “LRRK2 Alternative Product”), provided, however, [***].
3.2.2Acquisitions of LRRK2 Alternative Products. If either Party licenses, acquires or otherwise obtains Development or Commercialization rights from a third party for, any LRRK2 Alternative Product (such Party, the “Acquiring Party”), then such Acquiring Party shall promptly so notify the non-Acquiring Party. Within [***] from the closing date of such transaction pursuant to which the Acquiring Party obtained rights to such LRRK2 Alternative Product, as applicable, the Acquiring Party will notify the non-Acquiring Party in writing of its election to either (a) [***] or (b) [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.2.3Acquisitions by a Third Party that Controls LRRK2 Alternative Products. If a Party is acquired by a third party (including through a merger with such third party) that owns or Controls one or more LRRK2 Alternative Products and one or more products that are not LRRK2 Alternative Products, in each case, pursuant to programs that are in existence as of the effective date of such transaction (such Party, the “Acquired Party”), then such Acquired Party shall promptly so notify the non-Acquired Party. [***]
3.2.4Protective Provisions.
(a)Without limiting anything set forth in Section 3.2.2 (Acquisitions of LRRK2 Alternative Products) or Section 3.2.3 (Acquisitions by a Third Party that Controls LRRK2 Alternative Products) each Acquiring Party and Acquired Party will ensure that (a) [***]. Notwithstanding the foregoing clause (b) and without limiting the obligations under clause (a), [***].
(b)Notwithstanding any provision in this Provisional Collaboration and License Agreement to the contrary, nothing in this Section 3.2 (Exclusive Collaboration) shall [***](i) [***] and (ii) [***]. Notwithstanding the foregoing, [***].
3.3Development and Regulatory.
3.3.1Development and Regulatory Activities. The Parties will jointly be responsible for all Development activities with respect to the LRRK2 Licensed Compounds and LRRK2 Licensed Products (as further described below) for the Territory, and such activities will be conducted in accordance with the Global Development Plan/Budget (as defined below). Except as otherwise agreed by the Parties, [***]. Notwithstanding the foregoing, [***]. The Parties will reasonably cooperate and coordinate their respective regulatory interactions relating to the LRRK2 Licensed Compounds and LRRK2 Licensed Products pursuant to the procedures to be described in the Definitive LRRK2 Collaboration and Licensed Agreement. Notwithstanding any provision set forth in this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement, the Parties agree that (i) Denali shall conduct and control the Development of LRRK2 Licensed Compounds and LRRK2 Licensed Products following the Execution Date until the later of the execution of the Definitive LRRK2 Collaboration and License Agreement and the Effective Date, provided that following approval of the initial Global Development Plan/Budget by the JSC, such Development activities will be performed in accordance with such Global Development Plan/Budget; and (ii) no earlier than the date on which the initial Global Development Plan/Budget is approved Biogen shall reimburse Denali for the costs and expenses incurred in conducting Development activities for the LRRK2 Licensed Products during the period commencing on the Execution Date and ending upon the date on which the initial Global Development Plan/Budget is approved by the JSC (the “Interim Development Period”), provided that in no event will Biogen be required to reimburse Denali more than [***] in respect of such Development activities over any given [***] period during the Interim Development Period.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.3.2Global Development Plan/Budget. Promptly following the Effective Date and in any event prior to execution of the Definitive LRRK2 Collaboration and License Agreement, the JSC will (a) consider in good faith (i) each Party’s proposal for an initial plan for the Development of LRRK2 Licensed Compounds and LRRK2 Licensed Products for the Territory, and a budget for such activities and (ii) any feedback provided by a Regulatory Authority on such plan and (b) agree upon such plan and budget (the “Global Development Plan/Budget”), and such initial Global Development Plan/Budget approved by the JSC shall be attached to the Definitive LRRK2 Collaboration and License Agreement as an exhibit. Such Global Development Plan/Budget (as amended in accordance with the procedures outlined below) shall describe the Development activities (along with an estimated budget and timeline of such activities) with respect to the LRRK2 Licensed Compounds and LRRK2 Licensed Products to be conducted by or on behalf of each of Denali and Biogen to obtain Regulatory Approval of the LRRK2 Licensed Products in the Territory, and, unless otherwise agreed by the Parties, shall provide that a LRRK2 Licensed Product containing DNL-151 will be the subject of the initial clinical studies set forth in the initial Global Development Plan/Budget. The Global Development Plan/Budget will include a meaningful allocation of Development activities to each Party, provided that to the extent not specified in this Provisional Collaboration and License Agreement, the Definitive LRRK2 Collaboration and License Agreement or in the Global Development Plan/Budget, the JSC shall allocate responsibility as between the Parties with respect to the Development activities set forth in such Global Development Plan/Budget. In any event, the Global Development Plan/Budget will include timelines for the performance of each clinical study for a LRRK2 Licensed Product to be initiated and other material Development activities for the LRRK2 Licensed Products.
3.3.3Independent Clinical Studies. If one Party proposes to pursue a clinical study [***] (such activities, collectively, an “Independent Study”), and, following discussion of such matter at the JSC, the other Party declines to include such Independent Study in the Global Development Plan/Budget [***], then the proposing Party may conduct such Independent Study at its own cost and expense and may seek and obtain Regulatory Approval for the applicable LRRK2 Licensed Product and indication; provided that, [***]. In such case, (a) if Regulatory Approval is obtained in any country utilizing the data the proposing Party generates from such Independent Study or (b) if the other Party elects to include such Independent Study under the Global Development Plan/Budget prior to such Regulatory Approval being obtained, then promptly upon receipt of such Regulatory Approval or prior to the inclusion of such Independent Study in the Global Development Plan/Budget (in the event of an earlier election date), as applicable, the non-proposing Party will reimburse the proposing Party an amount equal to that portion of the Development costs and expenses incurred with respect to the Independent Study (including the associated Manufacturing Costs (to be defined in the Definitive LRRK2 Collaboration and License Agreement)) prior to such Regulatory Approval or inclusion, as applicable, that would have been borne by the non-proposing Party if such Independent Study had been included in the Global Development Plan/Budget [***]. [***] The Definitive LRRK2 Collaboration and License Agreement will include a more detailed mechanism by which an Independent Study can be proposed by a Party and the costs and expenses of such Independent Study will be reimbursed, in each case, consistent with this Section 3.3.3 (Independent Clinical Studies) and will provide for any disputes regarding a Material Adverse LRRK2 Program Effect to be resolved pursuant to [***]. At its election, Biogen will [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.3.4Denali Opt-Out.
(a)Denali Election to Opt-Out. Denali shall have the right to opt-out of further co-Development activities for the LRRK2 Program as a whole or [***] under the Global Development Plan/Budget for all countries or co-Commercialization activities for the LRRK2 Program or [***] for the U.S. or China (and the Development and Commercialization cost-sharing and Profit Share associated therewith), subject to a reasonable, [***] wind-down mechanism (or such shorter period as may be agreed to by the Parties) (to be further specified in the Definitive LRRK2 Collaboration and License Agreement), which such period shall not commence at any time during the [***] period prior to the anticipated commercial launch of any LRRK2 Licensed Product (in the case of an opt-out by Denali with respect to the LRRK2 Program as a whole) or [***] in either the U.S. or China, as applicable (any such LRRK2 Licensed Compound for which Denali exercises such opt-out right [***], together with all LRRK2 Licensed Products that contain such LRRK2 Licensed Compound, collectively, an “Opt-Out Product”, and countries for which Denali has exercised its opt-out right[***], the “Opt-Out Countries”). In such case [***].
(b)[***]
3.3.5Pharmacovigilance and Adverse Event Reporting. The Parties will cooperate with each other with regard to the reporting and handling of safety information involving the LRRK2 Licensed Products in accordance with applicable law, regulatory requirements, and regulations on pharmacovigilance and clinical safety. Within [***] following the Effective Date or as otherwise agreed by the Parties, the Parties will negotiate in good faith and enter into a pharmacovigilance agreement related to the LRRK2 Licensed Products, which will define the pharmacovigilance responsibilities of the Parties and include safety data exchange procedures governing the exchange of information affecting the class and products to enable each Party to comply with all of its legal and regulatory obligations related to such LRRK2 Licensed Products (the “Pharmacovigilance Agreement”). Following the execution of the Pharmacovigilance Agreement, Biogen will own and maintain the global safety database for all LRRK2 Licensed Products that is created by and held by Biogen, and following the execution of the Pharmacovigilance Agreement, Denali shall transfer the contents and ownership of the global safety database for all LRRK2 Licensed Products created by Denali pursuant to a mutually agreed plan in an electronic format agreed upon by the Parties.
3.4Commercialization.
3.4.1Co-Commercialization Plan/Budget. The Parties will jointly be responsible for the Commercialization of the LRRK2 Licensed Products in the Co-Commercialization Territory, and Biogen will [***] with respect to, the Commercialization of LRRK2 Licensed Products in all other countries of the Territory. Reasonably prior to First Commercial Sale of a LRRK2 Licensed Product in the Co-Commercialization Territory, the Parties shall agree on a written plan and budget for all Commercialization activities in the Co-Commercialization Territory for LRRK2 Licensed Products (the “Co-Commercialization Plan/Budget”), which [***]Biogen’s global commercialization strategy with respect to the LRRK2 Licensed Products. In addition, the Co-Commercialization Plan/Budget will provide that:
(a) [***];
(b)[***].
Further, the Co-Commercialization Plan/Budget will describe the following with respect to LRRK2 Licensed Products in the Co-Commercialization Territory: [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.4.2Commercialization Costs. The Parties will share the costs and expenses incurred in the performance of such Commercialization activities in the Co-Commercialization Territory to the extent in accordance with the Co-Commercialization Plan/Budget (including Allowable Overruns) and profits (or losses) with respect to the Commercialization of LRRK2 Licensed Products in the Co-Commercialization Territory in accordance with Section 4 of Schedule 3.8 (LRRK2 Financials). For the avoidance of doubt, the relevant Biogen entity will book sales of LRRK2 Licensed Products in the relevant Co-Commercialization Territory [***] Separate reporting for the co-Commercialization activities in the United States and China shall be maintained. [***]
3.4.3Decision-Making. Biogen will [***] perform [***]and bear the costs and expenses of, Commercializing LRRK2 Licensed Products outside the Co-Commercialization Territory. Biogen will pay to Denali the milestones and royalties specified in Schedule 3.8 (LRRK2 Financials) achieved with respect to the LRRK2 Licensed Products. Biogen will share plans for, and information regarding activities with respect to, the Commercialization of LRRK2 Licensed Products outside the Co-Commercialization Territory through the JCC and JSC and the Commercialization of the LRRK2 Licensed Products outside of the Co-Commercialization Territory will be discussed by the Parties through the JCC and JSC, as to be further outlined in the Definitive LRRK2 Collaboration and License Agreement. [***]
3.5Manufacturing. Denali shall be responsible for Manufacturing or having Manufactured LRRK2 Licensed Product for [***]. [***]with the intent of minimizing interruptions to the Development of LRRK2 Licensed Products but no later than [***], Denali will, no later than [***] after such request, transfer Manufacturing responsibilities of LRRK2 Licensed Compounds and LRRK2 Licensed Products to Biogen (or its designee) pursuant to a plan to be agreed by the Parties through the CMC Working Group (the “Manufacturing Transition Plan”), and the Parties will cooperate to effect such transition of Manufacturing responsibilities in accordance with such Manufacturing Transition Plan. [***] Following completion of such Manufacturing transfer, Biogen will have the sole right to perform, and will have final decision-making authority under the CMC Working Group with respect to, Manufacturing of all LRRK2 Licensed Compounds and LRRK2 Licensed Products, and Manufacturing Costs (to be defined in the Definitive LRRK2 Collaboration and License Agreement) charged by Biogen and shared by the Parties for all such LRRK2 Licensed Compounds and LRRK2 Licensed Products will be consistent with arms-length, commercial terms with a third party contract manufacturing organization.
3.6Medical Affairs. The Parties’ responsibilities to conduct Medical Affairs activities with respect to LRRK2 Licensed Products inside and outside of the Co-Commercialization Territory (and to bear the costs and expenses associated therewith) will apply mutatis mutandis to each Party’s respective responsibilities to Commercialize LRRK2 Licensed Products set forth in Section 3.4 (Commercialization), provided, however that, unless otherwise agreed to by the JCC:
3.6.1[***];
3.6.2[***]; and
3.6.3the JCC will oversee all Medical Affairs activities with respect to LRRK2 Licensed Products inside and outside of the Co-Commercialization Territory.
3.7Diligence.
3.7.1Global Development Plan/Budget. Each Party will use Commercially Reasonable Efforts to perform the activities allocated to such Party under the Global Development Plan/Budget in accordance with the timelines set forth therein.
3.7.2Co-Commercialization Territory. Each Party will use Commercially Reasonable Efforts to: (a) seek and obtain Regulatory Approval for at least [***] and (ii) [***], in each case ((i) and (ii)), [***]; and (b) [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.7.3Ex-Co-Commercialization Territory. Biogen will use Commercially Reasonable Efforts to: (a) seek and obtain Regulatory Approval for at least [***], in each case ((i) and (ii)), [***]; and (b) [***].
3.8Financials. Following the date on which the Parties enter into the Definitive Agreements, Biogen shall pay Denali in accordance with the terms set forth in Schedule 3.8 (LRRK2 Financials).
3.9License Grants; Intellectual Property.
3.9.1License Grants.
(a)License to Biogen. Denali hereby grants to Biogen a worldwide, co-exclusive (with Denali) license under the LRRK2 IP to research, Develop, make, have made, use, Manufacture, and import LRRK2 Licensed Compounds and LRRK2 Licensed Products and perform Medical Affairs with respect to, offer for sale, sell, and Commercialize LRRK2 Licensed Products in the Field in the Territory, all on the terms described in this Provisional Collaboration and License Agreement (as it may be superseded by, the Definitive LRRK2 Collaboration and License Agreement). Biogen agrees to be bound by and comply with obligations under the agreements listed on Schedule 3.9.1 (Existing LRRK2 Agreements) that are applicable to Biogen and the Parties activities under the LRRK2 Program (“Existing LRRK2 Agreements”).
(b)License to Denali. The Definitive LRRK2 Collaboration and License Agreement will also include a grant of non-exclusive licenses by Biogen to Denali under Biogen IP solely to the extent necessary to enable Denali to jointly Develop such LRRK2 Licensed Compounds and LRRK2 Licensed Products in accordance with the Global Development Plan/Budget, to perform Medical Affairs with respect to LRRK2 Licensed Products in accordance with the Co-Commercialization Plan/Budget and to co-Commercialize LRRK2 Licensed Products in the Co-Commercialization Territory in accordance with the Co-Commercialization Plan/Budget, all as described in this Provisional Collaboration and License Agreement.
(c)Sublicensing. [***] Denali shall have the right to grant sublicenses to [***]. Except as expressly set forth in the previous sentence, without the other Party’s prior written consent, neither Party may grant sublicenses to any third party Sublicensee to (i) [***] or (ii) [***]. Biogen may grant sublicenses to [***]. Any such (sub)license will be [***].
3.9.2Patent Prosecution and Enforcement. As between the Parties [***]
3.10Termination.
3.10.1Termination for Convenience. Beginning on the date that is [***] following the Effective Date, and on not less than [***] prior written notice to Denali, Biogen will have the right, at its sole discretion, to terminate Article 3 (LRRK2 Program) of this Provisional Collaboration and License Agreement (including the appendices referenced in Article 3 (LRRK2 Program) or the Definitive LRRK2 Collaboration and License Agreement (as applicable)) for convenience (a) in its entirety or (b) with respect to any Region. Any such Region for which Article 3 (LRRK2 Program) of this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement (as applicable) is terminated will be referred to hereunder as a “Terminated Region” (and if Article 3 (LRRK2 Program) of this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement is terminated in its entirety, then all Regions in the world will be referred to herein as Terminated Regions).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.10.2Termination for Material Breach. Each Party shall have the right to terminate Article 3 (LRRK2 Program) of this Provisional Collaboration and License Agreement (including the appendices referenced in Article 3 (LRRK2 Program) or the Definitive LRRK2 Collaboration and License Agreement (as applicable)) for material breach in accordance with the terms set forth in Section 5.1.2 (Termination).
3.10.3Additional Termination Rights. Denali will have right to terminate Article 3 (LRRK2 Program) of this Provisional Collaboration and License Agreement (including the appendices referenced in Article 2 (LRRK2 Program) or the Definitive LRRK2 Collaboration and License Agreement (as applicable)):
(a)in its entirety upon [***] written notice, if Biogen has not conducted any [***] activities to advance the [***] for at least [***], and such [***] is not (i) [***], (ii) [***], (iii) [***], (iv) [***] or (v) [***]; provided that [***]; or
(b)[***]
3.10.4The Definitive LRRK2 Collaboration and License Agreement will contain additional customary provisions regarding termination rights, including termination rights for insolvency of a Party on terms equivalent to those in Section 5.1.2 (Termination).
3.11Effects of Termination. In the event of termination of this Provisional Collaboration and License Agreement in its entirety, with respect to the LRRK2 Program by Biogen pursuant to Section 3.10.1 (Termination for Convenience), or by Denali pursuant to Section 3.10.2 (Termination for Material Breach) or Section 3.10.3 (Additional Termination Rights), in each case, prior to the execution of the Definitive LRRK2 Collaboration and License Agreement, the LRRK2 Licensed Compounds and LRRK2 Licensed Products and will become “Terminated Compounds” and “Terminated Products”, and the following terms of this Section 3.11 (Effects of Termination) shall apply.
3.11.1Transition. [***]
3.11.2License. Biogen shall grant, and does hereby grant, effective as of the termination date, to Denali:
(a)an exclusive license, with the right to grant multiple tiers of sublicenses, to Develop, Manufacture, perform Medical Affairs activities and Commercialize the Terminated Compounds and Terminated Products and, to the extent Controlled by Denali following the effective date of termination hereof, other LRRK2 Inhibitors and products containing such LRRK2 Inhibitors in or for the Terminated Regions under (i) that know-how Controlled by Biogen or its affiliates [***] to Develop, Manufacture, perform Medical Affairs activities or Commercialize Terminated Compounds or Terminated Products and (ii) patents Controlled by Biogen or its affiliates [***];
(b)to the extent not licensed under Section 3.11.2(a), a non-exclusive license, with the right to grant multiple tiers of sublicenses, to Develop, Manufacture, perform Medical Affairs activities and Commercialize the Terminated Compounds and Terminated Products and, to the extent Controlled by Denali following the effective date of termination hereof, other LRRK2 Inhibitors and products containing such LRRK2 Inhibitors in or for the Terminated Regions, under (i) the know-how Controlled by Biogen or its affiliates [***], and (ii) patents Controlled by Biogen or its affiliates [***].
3.11.3[***]:
(a)[***];

(b)[***];

(c)[***];

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(d)[***];

[***]. In addition, Denali would have the right to use and disclose for any purpose any Results that are [***] to the Terminated Products and Terminated Regions and, following the effective date of such termination, the foregoing Results shall constitute Denali’s Confidential Information subject to Section 5.4 (Confidentiality and Non-Disclosure).
3.12Other Terms. The Definitive LRRK2 Collaboration and License Agreement will contain additional comparable provisions to those set forth above and such provisions regarding effects of expiration or termination of such agreement, including additional terms and conditions to more fully implement the transfer of Biogen’s rights and activities with respect to the LRRK2 Program to Denali to enable Denali to continue the Development, Manufacture and Commercialization of LRRK2 Licensed Compounds and LRRK2 Licensed Products throughout the Territory following such termination or expiration.
ARTICLE 4
OPTION AND ROFN PROGRAMS
4.1Option.
4.1.1Grant of Option. Denali hereby grants to Biogen during the applicable Option Exercise Period (x) an exclusive option to obtain an exclusive license under Option IP for the ATV:Abeta Program, and (y) an exclusive option to obtain an exclusive license under Option IP for the Option TV Program (each such exclusive option described in the foregoing clauses (x) and (y), an “Option”). Biogen will have the right to exercise each Option by providing to Denali written notice (“Option Exercise Notice”) prior to the expiration of the Option Exercise Period for the Option Program covered by such Option. Each license agreement pursuant to which the foregoing licenses would be granted to Biogen shall include the following terms (and the full terms of each such license agreement will be set forth in the Definitive ROFN and Option Agreement):
(a)The grant of an exclusive license by Denali to Biogen under Option IP specifically for the purposes of the Option Program for which an Option Exercise Notice has been provided, consistent with the licenses granted by Denali to Biogen under the LRRK2 IP under the Definitive LRRK2 Collaboration and License Agreement to Develop or Manufacture Option Compounds and Option Products with respect to such Option Program and to perform Medical Affairs with respect to or Commercialize such Option Products;
(b)The grant of a non-exclusive license by Denali to Biogen under TV Platform IP with respect to the Option Program for which an Option Exercise Notice has been provided to Develop or Manufacture Option Compounds and Option Products with respect to such Option Program and to perform Medical Affairs with respect to or Commercialize such Option Products;
(c)With respect to the Option Program for which an Option Exercise Notice has been provided: (i) [***] and (ii) [***], and (iii) [***];
(d)Following Biogen’s exercise of an Option, exclusivity commitments prohibiting each Party and their respective affiliates from, whether independently or with a third party, Developing, Commercializing or otherwise Exploiting any therapeutic products directed to (i) in the case of the ATV:Abeta Program, amyloid beta [***] or (ii) in the case of the Option TV Program, the Option TV Target that include [***], in each case ((i) and (ii)), consistent with the scope of the exclusivity provisions set forth herein with respect to the LRRK2 Program and the exceptions described in Section 3.2.1 (Exclusivity), Section 3.2.2 (Acquisition of LRRK2 Alternative Products), Section 3.2.3 (Acquisitions by a Third Party that Controls LRRK2 Alternative Products) and Section 3.2.4 (Protective Provisions), mutatis mutandis;
(e)[***];

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(f)Agreement by Biogen that it will be subject to the provisions that are applicable to Biogen’s activities or are required to be incorporated into any sublicense granted under any Option IP consistent with the agreements listed on Schedule 4.1.1(f) (Existing Option Program Agreements) (such agreements, the “Existing Option Program Agreements”); and
(g)[***].
4.1.2Option Data Package; Due Diligence.
(a)Option Data Package. On an Option Program-by-Option Program basis, Denali will deliver to Biogen a data package regarding [***] to be identified in the Definitive ROFN and Option Agreement (the “Option Data Package”) as soon as reasonably practicable after Denali’s completion of the activities required to generate and review such data if such activities are completed prior to the expiration of the Option Term, but no later than [***] prior to the Initiation of IND-Enabling Studies under a given Option Program. Without limiting the foregoing, the Option Data Package for each Option Program shall contain such data that is [***]. On an Option-Program-by-Option Program basis, [***], then no later than [***] prior to [***] anniversary of the Effective Date Denali shall deliver to Biogen a data package that includes the data available to Denali at such time that would have been included in the Option Data Package (the “Partial Option Data Package”).
(b)Incomplete Option Data Package. Following receipt of an Option Data Package for an Option Program, Biogen shall have the one-time right (subject to the remainder of this Section 4.1.2(b) (Incomplete Option Data Package)) to promptly (but in any event, within [***] of its receipt of the Option Data Package) notify Denali if such Option Data Package is missing any [***]. Denali shall provide Biogen with such missing [***] identified in such notice within [***] after the date of Biogen’s request (if and to the extent that such [***] is available to Denali at such time). If, following any such request from Biogen, Denali does provide any such missing [***] that is available to Denali at such time within such [***], then the Option Exercise Period with respect to a given Option Program shall be extended to end [***] after delivery of such missing [***]. If Denali does not provide such missing [***] within such [***] period and does not otherwise confirm in writing to Biogen that such data is unavailable to Denali, then Biogen shall have the right to request such information from Denali again in accordance with this Section 4.1.2(b) (Incomplete Option Data Package) and the terms of this Section 4.1.2(b) (Incomplete Option Data Package) shall again apply. For clarity, Denali shall not be obligated to perform or reperform any Development activities pursuant to this Section 4.1.2(b) (Incomplete Option Data Package).
(c)Due Diligence. During the Option Exercise Period for a given Option Program, to assist Biogen in conducting thorough due diligence to decide whether to exercise an Option for such Option Program, at least once every [***], Denali will provide a written summary of material Development activities conducted with respect to such Option Program and afford to Biogen and its representatives an opportunity to discuss such activities with Denali personnel during normal business hours. In addition, during the Option Exercise Period following delivery of the Option Data Package or Partial Option Data Package for an Option Program, as the case may be, upon Biogen’s request, (i) Denali will afford to Biogen and its representatives reasonable access during normal business hours to Denali’s personnel, records and data, offices and laboratories, in each case, that Biogen may reasonably request related to such Option Program to conduct customary and reasonable due diligence of such Option Program and (ii) Denali will promptly provide through an electronic data room copies of (A) any documents reasonably requested by Biogen, (B) any patent or regulatory information and (C) any results of preclinical activities relating to such Option Program, in each case ((A) – (C)), (x) then available to Denali, (y) to the extent that such information has not been previously provided by Denali to Biogen and pertains to such Option Program, as the case may be, for such Option Program and (z) subject to customary and reasonable due diligence procedures to preserve the confidential nature of any such information.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4.1.3Denali Diligence and Restrictions. During the Option Term for a given Option Program: (a) Denali will use Commercially Reasonable Efforts to [***]; (b) except with Biogen’s consent, Denali will not [***]; and (c) other than with the prior written consent of Biogen, [***].
4.1.4Selection of Option TV Target.
(a)Option TV Target Notice. During the period commencing on the Execution Date and ending upon the [***] following the Execution Date (the “Option TV Target Selection Period”), Biogen shall have a one-time right (but not the obligation) to select one (1) Reserved Target as the Option TV Target by sending written notice to Denali, which notice will identify such proposed target (such notice, a “TV Target Notice”). The target nominated by Biogen shall become the Option TV Target upon Denali’s receipt of such TV Target Notice in accordance with this Section 4.1.4(a) (Option TV Target Notice).
(b)Reserved Targets. During the period commencing on the Execution Date and ending upon the earlier of (i) the end of the Option TV Target Selection Period, (ii) the date on which Biogen delivers a TV Target Notice to Denali in accordance with Section 4.1.4(a) (Option TV Target Notice), (iii) termination of the Provisional Collaboration and License Agreement (other than as a result of the execution of the Definitive ROFN and Option Agreement) and (iv) the termination of the Definitive ROFN and Option Agreement, Denali will not assign, transfer, convey or grant any license or other rights to its rights, title and interests in or to the Option IP (as if a Reserved Target were the Option TV Target for purposes of such definition) that would conflict with or limit the scope of the Option granted to Biogen pursuant to Section 4.1.1 (Grant of Option) with respect to any Reserved Target if such Reserved Target to become the Option TV Target. Notwithstanding the foregoing, nothing in this Section 4.1.4(b) (Reserved Targets) shall restrict Denali’s ability to grant non-exclusive licenses under the Option IP to Subcontractors to Development and Manufacture Option Compounds or Option Products, provided, that each such non-exclusive license will be granted pursuant to a written agreement that is consistent with the terms of this Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement and that requires each such licensee to [***].
4.1.5Termination of Option. If Biogen does not provide an Option Exercise Notice in respect of a given Option Program prior to the expiration of the Option Exercise Period for such Option Program, then Biogen’s Option with respect to such Option Program shall terminate and Denali shall have no further obligations to Biogen with respect to such Option Program that is the subject of such Option.
4.2ROFN.
4.2.1ROFN Program; Procedures.
(a)Grant of ROFN. During the ROFN Term, if with respect to a given ROFN Program, Denali or its affiliates intends to enter into material negotiations with any third party to grant to such third party the right (or any option or other contingent rights) to Commercialize ROFN Products that are the subject of such ROFN Program, whether by license, sale of assets or otherwise, then Denali agrees to [***]. Biogen will have an exclusive right of first negotiation (“ROFN”) to negotiate the terms and conditions of a definitive agreement pursuant to which Denali would grant exclusive rights to Biogen with respect to such ROFN Program to Develop, Commercialize or otherwise Exploit ROFN Products, which terms shall be consistent with the terms applicable to the LRRK2 Program, as set forth in this Provisional Collaboration and License Agreement or, when applicable, the Definitive LRRK2 Collaboration and License Agreement (“ROFN Exercise Agreement”) subject to the time periods described in Section 4.2.1(b) (Failure to Enter into ROFN Exercise Agreement) below. Biogen may exercise the ROFN with respect to the applicable ROFN Program by notifying Denali in writing (a “ROFN Exercise Notice”) no later than [***] following its receipt of the [***], provided that, for clarity, Biogen may not provide ROFN Exercise Notices to Denali for more than two (2) ROFN Programs during the ROFN Term. During such [***] period, Denali shall, upon Biogen’s request, (i) Denali will afford to Biogen and its representatives reasonable access during normal business hours to Denali’s personnel, records and data, offices and

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

laboratories, in each case, that Biogen may reasonably request related to such ROFN Program to conduct customary and reasonable due diligence of such ROFN Program and (ii) promptly provide through an electronic data room copies of (A) any documents reasonably requested by Biogen, (B) any patent or regulatory information and (C) any results of preclinical activities relating to such ROFN Program, in each case ((A) – (C)), (x) then available to Denali, (y) to the extent that such information has not been previously provided by Denali to Biogen and pertains to such ROFN Program, and (z) subject to customary and reasonable due diligence procedures to preserve the confidential nature of any such information. Until the expiration of the [***] period within which Biogen may issue a ROFN Exercise Notice for such ROFN, or if Biogen issues a ROFN Exercise Notice within such [***] period, the expiration of the [***] period or [***] period, as applicable, specified in Section 4.2.1(b) (Failure to Enter into ROFN Exercise Agreement) below for such ROFN Program, Denali and its affiliates will not enter into negotiations or any agreement with any third party relating to any license, sale or other transfer of rights with respect to such ROFN Program. If Biogen so provides a ROFN Exercise Notice to Denali for such ROFN Program during such [***] period, then Biogen and Denali shall exclusively negotiate in good faith with one another the potential terms of a ROFN Exercise Agreement in respect of such ROFN Program.
(b)Failure to Enter into ROFN Exercise Agreement. If (i) Biogen does not provide a ROFN Exercise Notice in respect of such ROFN Program to Denali within such [***] period, (ii) the Parties do not agree on the terms of a non-binding term sheet in respect of such ROFN Exercise Agreement [***] following Biogen’s delivery of a ROFN Exercise Notice for such ROFN Program to Denali or (iii) the Parties have agreed on such terms of a non-binding term sheet within [***], but have not executed a ROFN Exercise Agreement in respect of such ROFN Program within [***] following Biogen’s delivery of a ROFN Exercise Notice for such ROFN Program to Denali, then Denali and its affiliates shall be free to grant to any third party any rights to such ROFN Program or any portion thereof, without further obligations to Biogen, and on any terms that Denali and a third party considers appropriate[***].
4.2.2 Additional ROFN Details.
(a)Without limiting Section 4.2.1(a) (Grant of ROFN) above, during the ROFN Term, Denali shall provide a written pipeline overview of its ROFN Programs then-subject to the ROFN at least once every [***].
(b)[***].
(c)[***]
(d)It is understood and agreed that certain product(s) included in a program that is the subject of the ROFN may or may not be discovered or reduced to practice to any particular degree or at all at the time of [***] and that further modification or variations of a product (or products within such program) may be developed after the date of [***]. Accordingly, following delivery of [***], then [***], the requirements of the ROFN shall be deemed satisfied with respect to any and all products within such ROFN Program or otherwise directed to the applicable target (and mutants or variants thereof), whether developed or reduced to practice before or after the date of [***]. Further, because Denali will provide [***] for a particular ROFN Program to Biogen prior to the commencement of material negotiations with third parties with respect to such ROFN Program [***], then Denali and its affiliates shall be deemed to have satisfied its obligations to Biogen under this provision with respect to the applicable ROFN Program, and Denali need only provide one [***] before engaging in such material negotiations with the first third party for a particular ROFN, even if Denali subsequently engages in discussions with more than one third party [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(e)Additionally, if Denali or its affiliates enters into a transaction with a third party in accordance with the ROFN provisions above (following the expiration of the applicable time periods set forth Section 4.2.1(b) (Failure to Enter into ROFN Exercise Agreement)) that includes the grant by Denali or its affiliates of an option or other contingent right to acquire the right to market and sell a ROFN Program (or one or more products within such ROFN Program) (each such option or right being referred to as a “Contingent Right”), then the third party’s exercise of such Contingent Right shall not be subject to the ROFN. Denali and its affiliates are not obligated under the ROFN to provide to Biogen any particular information other than as expressly stated in this Section 4.4 (Additional ROFN Details) and Denali may require a separate confidentiality agreement between Denali and Biogen as a condition to any disclosure of information relating to a particular ROFN Program(s) in connection with the ROFN.
4.3Financials. In consideration of the rights granted to Biogen under the Options and the ROFNs, the Definitive ROFN and Option Agreement will provide that Biogen will pay to Denali the amounts set forth in Schedule 4.3 (ROFN and Option Financials).
4.4Other ROFN and Option Terms.
4.4.1The only obligations of Biogen and Denali and their respective affiliates with respect to the ROFN and Options described above are as expressly stated therein, there are no further implied obligations relating to the matters contemplated therein and [***].
4.4.2It is further acknowledged and agreed that neither the ROFN or Options shall apply to, nor otherwise restrict, a transaction by which a third party acquires all or substantially all of the business or assets of Denali and its affiliates (whether in a merger, sale of stock, sale of assets or any other transaction), [***]. Further in no event shall the terms of the ROFN apply to any program of any third party acquirer of Denali (or any of such acquiror’s affiliates) that is not such a ROFN Program.
4.4.3[***]
ARTICLE 5
MISCELLANEOUS
5.1Term and Termination of this Provisional Collaboration and License Agreement.
5.1.1Term. The term of this Provisional Collaboration and License Agreement shall commence on the Execution Date and continue thereafter unless (i) the Stock Purchase Agreement is validly terminated pursuant to Section 9.4 (Termination) of the Stock Purchase Agreement prior to Closing (as defined in the Stock Purchase Agreement) occurring thereunder, in which case this Provisional Collaboration and License Agreement shall terminate concurrently with termination of the Stock Purchase Agreement, or (ii) either Party terminates this Provisional Collaboration and License Agreement in accordance with Section 5.1.2 (Termination). In addition:
(a)The terms of Article 3 (LRRK2 Program) (and all Schedules referenced therein) will expire (but not be considered terminated) upon execution of the Definitive LRRK2 Collaboration and License Agreement, and upon such execution, the Definitive LRRK2 Collaboration and License Agreement will automatically supersede and replace Article 3 (LRRK2 Program);
(b)The terms of Article 4 (Option Programs and ROFN Programs) (and all Schedules referenced therein) will expire (but not be considered terminated) upon execution of the Definitive ROFN and Option Agreement, and upon such execution, the Definitive ROFN and Option Agreement will automatically supersede and replace Article 4 (Option Programs and ROFN Programs); and

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)Except as otherwise set forth herein, all terms of this Provisional Collaboration and License Agreement will expire (but not be considered terminated) upon execution of both the Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement.
5.1.2Termination.
(a)Termination for Material Breach. Either Party (the “Non-Breaching Party”) shall have the right to terminate this Provisional Collaboration and License Agreement in the case of a material breach of this Provisional Collaboration and License Agreement (including the Schedules referenced in Article 2 (LRRK2 Program)) by the other Party (the “Breaching Party”) if such material breach remains uncured after [***] (or if applicable, the cure period specified in this Section 5.1.2(a) below) following delivery by the Non-Breaching Party of written notice of such material breach to the Breaching Party (a “Breach Notice”), provided that if such material breach is with respect to the LRRK2 Program only or the ROFN and Option only (or the compounds related to either of the foregoing), then such Non-Breaching Party shall have the right to terminate this Provisional Collaboration and License Agreement solely with respect to the LRRK2 Program or the ROFN and Option, as the case may be. The Breaching Party shall have [***] from its receipt of such Breach Notice to cure such material breach (subject to the dispute resolution procedures set forth in Section 5.1.2(b) (Disputes Regarding Material Breach) below). Notwithstanding any provision in this Provisional Collaboration and License Agreement to the contrary, [***].
(b)Disputes Regarding Material Breach. Notwithstanding anything in this Provisional Collaboration and License Agreement to the contrary, during the [***] cure period described in Section 5.1.2(a) (Termination for Material Breach) above, the Breaching Party may dispute that it has committed such material breach. If the Breaching Party disputes the applicable material breach notice within such cure period, then such cure period shall be tolled until the dispute is resolved pursuant to the dispute resolution procedures set forth in Schedule 5.5.2 (Disputes), and this Provisional Collaboration and License Agreement will remain in full force and effect during the pendency of any such dispute. If, as a result of the application of such dispute resolution procedures, the Breaching Party is determined by the Panel to be in material breach of this Provisional Collaboration and License Agreement (as it may be superseded by the applicable Definitive Agreement) (an “Adverse Ruling”) and the Breaching Party fails to complete the actions specified by the Adverse Ruling to cure such material breach within the applicable remainder of such cure period after such ruling is issued (or such longer period as the Panel may determine appropriate), then the Non-Breaching Party may terminate this Provisional Collaboration and License Agreement in its entirety, with respect to the LRRK2 Program or with respect to the ROFN and Option, as the case may be and as described in Section 5.1.2(a) (Termination for Material Breach) above, upon written notice to the Breaching Party.
5.1.3Termination for Insolvency. To the extent permitted by applicable law, either Party may terminate this Provisional Collaboration and License Agreement upon the filing or institution of bankruptcy, reorganization, liquidation, or receivership proceedings, upon the appointment of a receiver or trustee over all or substantially all property, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate will only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof. In the event of any termination pursuant to this Section 5.1.3 (Termination for Insolvency):

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(a)All rights and licenses now or hereafter granted by one Party to the other Party under or pursuant to this Provisional Collaboration and License Agreement are, for all purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined in the U.S. Bankruptcy Code. Upon the filing or institution of bankruptcy, reorganization, liquidation, or receivership proceedings, upon the appointment of a receiver or trustee over all or substantially all property, or upon an assignment of a substantial portion of the assets for the benefit of creditors by a Party, such Party agrees that the other Party, as licensee of such rights under this Provisional Collaboration and License Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. Each Party will, during the term of this Provisional Collaboration and License Agreement, create and maintain current copies or, if not amenable to copying, other appropriate embodiments, to the extent feasible, of all intellectual property rights licensed under this Provisional Collaboration and License Agreement. Each Party acknowledges and agrees that “embodiments” of intellectual property rights within the meaning of Section 365(n) include laboratory notebooks, cell lines, product samples, and inventory, research studies and data, all Regulatory Approvals (and all applications for Regulatory Approval) and rights of reference therein, in each case, to the extent licensed by a Party to the other Party hereunder, as well as the Denali IP and the Biogen IP (as the case may be), and all information related to the Denali IP and the Biogen IP (as the case may be). If (i) a case under the U.S. Bankruptcy Code is commenced by or against the debtor Party, (ii) this Provisional Collaboration and License Agreement is rejected as provided in the U.S. Bankruptcy Code, and (iii) the non-debtor Party elects to retain its rights hereunder as provided in Section 365(n) of the U.S. Bankruptcy Code, then the debtor Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) will:
(i)provide the non-debtor Party with all such intellectual property rights (including all embodiments thereof) licensed hereunder and held by the debtor Party and such successors and assigns, or otherwise available to them, immediately upon the non-debtor Party’s written request. Whenever the debtor Party or any of its successors or assigns provides to the non-debtor Party any of the intellectual property rights licensed hereunder (or any embodiment thereof) pursuant to this Section 5.1.3 (Termination for Insolvency), the non-debtor Party will have the right to perform the debtor Party’s obligations hereunder with respect to such intellectual property rights, but neither such provision nor such performance by the non-debtor Party will release the debtor Party’s from liability resulting from rejection of the license or the failure to perform such obligations; and
(ii)not interfere with the non-debtor Party’s rights under this Provisional Collaboration and License Agreement, or any agreement supplemental hereto, with respect to such intellectual property rights (including such embodiments), including any right to obtain such intellectual property rights (or such embodiments) from another entity, to the extent provided in Section 365(n) of the U.S. Bankruptcy Code.
(b)All rights, powers, and remedies of the non-debtor Party provided in this Section 5.1.3 (Termination for Insolvency) are in addition to and not in substitution for any other rights, powers, and remedies now or hereafter existing at law or in equity (including the U.S. Bankruptcy Code) in the event of the commencement of a case under the U.S. Bankruptcy Code with respect to the debtor Party. The Parties intend the following rights to extend to the maximum extent permitted by applicable law, and to be enforceable under U.S. Bankruptcy Code Section 365(n):
(i)the right of access to any intellectual property rights (and all embodiments thereof) of the debtor Party licensed hereunder, or any third party with whom the debtor Party contracts to perform any obligation of the debtor Party under this Provisional Collaboration and License Agreement, and, in the case of any such third party, that is necessary for the Exploitation of Products and licensed hereunder; and
(ii)the right to contract directly with any third party to complete the contracted work.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.1.4Effects of Termination. Termination or expiration of this Provisional Collaboration and License Agreement (either in its entirety or with respect to the LRRK2 Program or the ROFN and Option) for any reason shall not relieve a Party from any obligations that accrued prior to such termination or expiration. All rights and obligations of the Parties under this Provisional Collaboration and License Agreement shall terminate on any expiration or termination of this Provisional Collaboration and License Agreement in its entirety, except as provided in Section 3.11 (Effects of Termination) and those described in the following provisions (in each case, other than for expiration or termination of this Provisional Collaboration and License Agreement as a result of execution of the Definitive Agreements): [***].
5.2Indemnification and Limitation of Liability.
5.2.1Indemnification. Each Party (the “Indemnifying Party”) shall indemnify the other Party, its affiliates and its and their respective directors, officers, employees, and agents (“Indemnitees”) and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, penalties, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Indemnified Losses”) in connection with any and all suits, investigations, claims, or demands of third parties (collectively, Third Party Claims”) incurred by or rendered against the Indemnitees arising from or occurring as a result of: (a) subject to Section 5.2.3 below, the Development of LRRK2 Licensed Compounds or LRRK2 Licensed Products by or under the authority of the Indemnifying Party (other than by the Indemnitee (and its related Indemnitees)), including by or under the authority of Denali prior to the Execution Date or after termination of this Provisional Collaboration and License Agreement (or the Definitive Collaboration and License Agreement); (b) the gross negligence, reckless conduct or willful misconduct on the part of the Indemnifying Party or its affiliates or their respective directors, officers, employees, or agents in performing its or their obligations under this Provisional Collaboration and License Agreement; or (c) a breach by the Indemnifying Party of this Provisional Collaboration and License Agreement, including any breach of a representation, warranty or covenant by the Indemnifying Party in this Provisional Collaboration and License Agreement; except in the case of clauses (a) through (c), for those Indemnified Losses for which a Party has an obligation to indemnify the other Party, as to which Indemnified Losses each Party shall indemnify the other to the extent of their respective liability for such Indemnified Losses.
5.2.2Indemnification Procedure. All indemnification claims in respect of a Party, its affiliates, or their respective directors, officers, employees and agents shall be made solely by such Party to this Provisional Collaboration and License Agreement (“Indemnified Party”). The Indemnified Party shall give the Indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Indemnified Losses or discovery of facts upon which such Indemnified Party intends to base a request for indemnification hereunder, but in no event shall the Indemnifying Party be liable for any Indemnified Losses to the extent such Indemnified Losses arise from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Indemnified Loss (to the extent that the nature and amount of such Indemnified Loss is known or reasonably able to be assessed at such time). The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Indemnified Losses and Third Party Claims.
5.2.3Certain Indemnified Losses and out-of-pocket costs incurred in connection with the foregoing indemnification obligations, including to the extent pertaining [***], shall be shared costs pursuant to the Parties’ cost sharing arrangements outlined in Schedule 3.8 and subject to procedures to be agreed and set forth in the Definitive LRRK2 Collaboration and License Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.2.4Limitations of Liability. EXCEPT (A) [***], NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS OR BUSINESS INTERRUPTION (TO THE EXTENT THE SAME ARE CONSEQUENTIAL DAMAGES), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE IN CONNECTION WITH OR ARISING IN ANY WAY OUT OF THE TERMS OF THIS PROVISIONAL COLLABORATION AND LICENSE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE USE OF A LRRK2 LICENSED COMPOUND OR LRRK2 LICENSED PRODUCT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.
5.3Representations, Warranties and Covenants.
5.3.1Mutual Representations and Warranties. Denali and Biogen each represents and warrants to the other Party, as of the Execution Date, as follows:
(a)Organization. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Provisional Collaboration and License Agreement.
(b)Authorization. The execution and delivery of this Provisional Collaboration and License Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, and do not violate: (i) such Party’s charter documents, bylaws or other organizational documents; (ii) in any material respect, any agreement, instrument or contractual obligation to which such Party is bound; (iii) any requirement of any applicable law existing as of the Execution Date and applicable to such Party; or (iv) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency in effect as of the Execution Date and applicable to such Party.
(c)Binding Agreement. This Provisional Collaboration and License Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).
(d)No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any person that conflicts with or is inconsistent in any material respect with the terms of this Provisional Collaboration and License Agreement.
(e)No Consents. Except for any filings that may be required to comply with Antitrust Law (as defined in the Stock Purchase Agreement), no governmental authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws currently in effect, is or will be necessary for, on in connection with, the transaction contemplated by this Provisional Collaboration and License Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Provisional Collaboration and License Agreement and such other agreements.
(f)Debarment. Neither it nor any of its employees nor to its knowledge, any of the agents performing hereunder, has ever been, is currently, or is the subject of a proceeding that could lead to it or such employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual. For purposes of this provision, the following definitions shall apply:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(i)A “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from providing services in any capacity to a person that has an approved or pending drug or biological product application.
(ii)A “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of a Debarred Entity.
(iii)An “Excluded Individual” or “Excluded Entity” is (A) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services, or (B) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA).
(iv)A “Convicted Individual” or “Convicted Entity” is an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 21 U.S.C. §335a (a) or 42 U.S.C. §1320a - 7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.
5.3.2Additional Representations and Warranties of Denali. Denali further represents and warrants to Biogen, as of [***] as follows:
(a)It has the full right, power and authority to grant all of the licenses and rights granted to Biogen under this Provisional Collaboration and License Agreement and each Definitive Agreement;
(b)No claim, suit, proceeding, settlement, arbitration, citation, summons, or subpoena of any nature, civil, criminal, regulatory or otherwise, in law or in equity, has been brought or obtained against Denali or any of its affiliates relating to the LRRK2 IP, ROFN IP or Option IP (collectively, the “Denali IP”). No claim, suit, proceeding, arbitration, citation, summons, or subpoena of any nature, civil, criminal, regulatory or otherwise, in law or in equity, to Denali’s knowledge, has been threatened in writing by any person: [***].
(c)To Denali’s knowledge: [***].
(d)(i) [***] that are owned or Controlled by Denali or any of its affiliates that are [***] to Develop, Manufacture, Commercialize or otherwise Exploit any LRRK2 Licensed Compound or LRRK2 Licensed Product, (ii) [***]; and (iii) [***].
(e)[***];
(f)To Denali’s knowledge, the Denali Patents with respect to which Denali controls prosecution and maintenance activities are being prosecuted in the respective patent offices in the Territory in accordance with applicable law.
(g)To Denali’s knowledge, all fees required to be paid by Denali in any jurisdiction where a Denali Patent with respect to which Denali controls prosecution and maintenance activities has issued in order to maintain such Denali Patent in such jurisdiction have been timely paid and to Denali’s knowledge, the Denali Patents that have issued are subsisting, valid and enforceable.
(h)[***];

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(i)Denali has not previously assigned, transferred, conveyed or granted any license or other rights under the Denali IP that would conflict with or limit the scope of any of the rights or licenses granted to Biogen hereunder;
(j)To Denali’s knowledge, no person is infringing or threatening to infringe or misappropriating or threatening to misappropriate or otherwise violating or threatening to violate the Denali IP.
(k)Denali’s rights, title and interests to all Denali IP are free of any lien or security interest
(l)No written claim has been filed, or to Denali’s knowledge, threatened in writing, against it by any third party alleging that the conception, development, or reduction to practice of the Denali IP owned by Denali involve the misappropriation of trade secrets or other violation of the rights or property of any person.
(m)Denali has conducted, and to Denali’s knowledge, its contractors and consultants have conducted, all Development and Manufacturing of the LRRK2 Licensed Compounds, and Compounds within the Option Programs in accordance with applicable law.
(n)Denali has obtained, or caused its affiliates, as applicable, to obtain, assignments from the inventors of any Denali IP who were employees of Denali or its affiliates at the time of the invention, of all inventorship rights to such Denali IP, and, to Denali’s knowledge, all such assignments are valid and enforceable.
(o)except for Existing LRRK2 Agreements and Existing Option Program Agreements, there are no third party agreements pursuant to which Denali is granted an exclusive license under any patents or know-how included in the Denali IP, and no third party has any rights, title or interests in or to, or any license under, any such Denali IP that would conflict with the rights and licenses granted to Biogen hereunder.
(p)Denali has provided Biogen with a redacted copy of each Existing LRRK2 Agreements and Existing Option Program Agreements, and each such agreement is in full force and effect, and no written notice of default or termination has been received or given under any such agreement, and, to Denali’s knowledge, there is no act or omission by Denali or its affiliates that would provide a right to terminate any such agreement.
(q)Denali and its affiliates have taken commercially reasonable measures consistent with industry practices to protect the secrecy, confidentiality and value of all LRRK2 Know-How, ROFN Know-How and Option Know-How (collectively, “Denali Know-How”) that constitutes trade secrets under applicable law (including requiring all employees, consultants and independent contractors to execute binding and enforceable agreements requiring all such employees, consultants, and independent contractors to maintain the confidentiality of such Denali Know-How) and, to Denali’s knowledge, such Denali Know-How has not been used or disclosed to any third party except pursuant to such confidentiality agreements, and to Denali’s knowledge, there has not been a material breach by any party to such confidentiality agreements.
(r)To Denali’s knowledge, [***].
5.3.3Covenants of Denali. Denali hereby covenants to Biogen as follows:
(a)[***]
(b)[***]
(c)[***]; and

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(d)[***]
5.3.4Additional Representations and Warranties of Biogen. Biogen further represents and warrants to Denali, as of the Execution Date and as of the Effective Date as follows:
(a)[***]; and
(b)[***].
5.3.5DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
5.4Confidentiality and Non-Disclosure. The Definitive LRRK2 Collaboration and License Agreement and Definitive ROFN and Option Agreement will provide for confidentiality and use restrictions in respect of information disclosed by each Party to the other Party that are customary for such arrangements and similar to the terms set forth herein.
5.4.1Confidentiality Obligations. At all times during the term of this Provisional Collaboration and License Agreement and for a period of [***] following termination or earlier expiration of this Provisional Collaboration and License Agreement, each Party shall, and shall cause its affiliates and its and their respective officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a third party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Provisional Collaboration and License Agreement and is reasonably necessary for the performance of such Party’s obligations, or the exercise of rights expressly granted to such Party under, this Provisional Collaboration and License Agreement. As used herein, “Confidential Information” means any proprietary information or data provided orally, visually, in writing or other form by or on behalf of one (1) Party (or an affiliate or representative of such Party or such Party’s affiliate) to the other Party (or to an affiliate or representative of such Party or such Party’s affiliate) in connection with this Provisional Collaboration and License Agreement, whether prior to, on, or after the Execution Date. The terms, but not the mere existence, of this Provisional Collaboration and License Agreement will also be considered Confidential Information for which each Party is a receiving Party for purposes of this Section 5.4 (Confidentiality and Non-Disclosure). Notwithstanding the foregoing, the information will not be Confidential Information that is subject to the confidentiality and non-use obligations under this Section 5.4.1 (Confidentiality Obligations) if the receiving Party can demonstrate by documentation or other competent proof:
(a)has been published by a third party or otherwise is or becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;
(b)is in the receiving Party’s possession prior to disclosure by the disclosing Party, to the extent the receiving Party has the right to use and disclose such information;
(c)is subsequently lawfully received by the receiving Party from a third party, to the extent the receiving Party has the right to use and disclose such information without breach of any agreement between such third party and the disclosing Party;

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(d)is published or otherwise generally made available to third parties by the disclosing Party without restriction on disclosure; or
(e)is independently developed by or for the receiving Party without reference to, or use or disclosure of, the disclosing Party’s Confidential Information.
Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination is in the public domain or in the possession of the receiving Party.
5.4.2Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:
(a)in the reasonable opinion of the receiving Party’s legal counsel, required to be disclosed pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental body of competent jurisdiction, (including by reason of filing with securities regulators, but subject to Section 5.4.4 (Public Announcements)); provided that the receiving Party shall, unless otherwise prohibited, first have given advanced written notice (and to the extent possible, at least [***] notice) to the disclosing Party and (other than with regard to disclosures to securities regulators or to comply with applicable securities law, which disclosures are covered in Section 5.4.4 (Public Announcements)) give the disclosing Party a reasonable opportunity to take whatever action it deems necessary to protect its Confidential Information. In the event that no such protective order or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Provisional Collaboration and License Agreement, the receiving Party shall furnish only that portion of Confidential Information which the receiving Party is advised by counsel is legally required to be disclosed;
(b)made by or on behalf of the receiving Party to regulatory authorities in connection with any filing, application or request for Regulatory Approval in accordance with the terms of this Provisional Collaboration and License Agreement; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with applicable law;
(c)made to its or its affiliates’ strategic, financial or legal advisors who have a need to know such disclosing Party’s Confidential Information and are either under professional codes of conduct giving rise to expectations of confidentiality and non-use or under written agreements of confidentiality and non-use, in each case, substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Section 5.4 (Confidentiality and Non-Disclosure);
(d)[***];
(e)[***];
(f)[***]; or
(g)a disclosure of the terms of this Provisional Collaboration and License Agreement, that is made only on a need-to-know basis, to persons who are subject to enforceable obligations of confidentiality and non-use substantially similar to the obligations of confidentiality and non-use in this Section 5.4 (Confidentiality and Non-Disclosure).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

For any disclosures made by the receiving Party pursuant to Sections 5.4.2(c)–5.4.2(g), the receiving Party shall remain responsible for any failure of the relevant person to treat such Confidential Information as required under this Section 5.4 (Confidentiality and Non-Disclosure). For clarity, in any case where the foregoing disclosure must be subject to obligations of confidentiality and non-use substantially similar to those under the provisions of this Section 5.4 (Confidentiality and Non-Disclosure), it is understood that the duration of such confidentiality and non-use obligations shall be no less than [***] from the date of disclosure.
5.4.3Use of Name. Except as expressly provided in this Provisional Collaboration and License Agreement, neither Party shall mention or otherwise use the name, logo or trademark of the other Party or any of its affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, website or other form of publicity, without the prior written approval of such other Party. Notwithstanding the foregoing, the restrictions imposed by this Section 5.4.3 (Use of Name) shall not prohibit either Party from using the name, logo or trademark of the other Party or any of its affiliates (or any abbreviation or adaptation thereof) in any disclosure: (a) identifying the other Party that, in the opinion of the disclosing Party’s counsel, is required by applicable law (including stock exchange rules); provided that such Party shall submit the proposed disclosure identifying the other Party in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure unless such proposed disclosure is required under applicable law, or the rules of an applicable securities exchange, in each case to be made in [***] or less) so as to provide a reasonable opportunity to comment thereon; (b) in connection with a disclosure permitted pursuant to Section 5.4.2 (Permitted Disclosures) or (c) following a press release or other announcement issued pursuant to Section 5.4.4 (Public Announcements), using such name, logo or trademark included in such press release or other announcement in connection with a general description of the arrangement between the Parties or any other subsequent announcement specified as not requiring the other Party’s approval under Section 5.4.4 (Public Announcements).
5.4.4Public Announcements. The Parties have agreed upon the content of a joint press release to announce the collaboration, which shall be issued substantially in the form attached hereto as Schedule 5.4.4 (Joint Press Release) upon execution of this Provisional Collaboration and License Agreement. Each Party may each disclose to third parties the information contained in such press release or any other announcement previously approved by the other Party without the need for further approval by the other Party. Neither Party shall issue any other public announcement, press release or other public disclosure regarding this Provisional Collaboration and License Agreement or the Parties’ activities hereunder without the other Party’s prior written consent (which shall not be unreasonably withheld, delayed or conditioned), except for any such disclosure regarding [***] or any other disclosure that is, in the opinion of the disclosing Party’s counsel, required by applicable law or the rules of a stock exchange on which the securities of the disclosing Party are listed, or is otherwise expressly permitted in accordance with the provisions of this Section 5.4 (Confidentiality and Non-Disclosure). In the event a Party desires to make a public announcement regarding the [***] or that is, in the opinion of its counsel, required by applicable law or the rules of a stock exchange on which its securities are listed, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure, unless such proposed disclosure is required under applicable law, or the rules of an applicable securities exchange, in each case, to be made in [***] or less) so as to provide a reasonable opportunity to comment thereon.
5.4.5Prior Confidentiality. Any information disclosed by a Party or its affiliate to the other Party or its affiliate prior to the Execution Date under that certain Confidentiality Agreement between the Parties or their respective affiliates dated [***], as amended (“Prior CDA”) shall be deemed to have been disclosed under this Provisional Collaboration and License Agreement and subject to the provisions of this Section 5.4 (Confidentiality and Non-Disclosure).
5.4.6[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.5Governing Law; Dispute Resolution.
5.5.1Governing Law. This Provisional Collaboration and License Agreement, the Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement will be construed and governed in accordance with the laws of [***].
5.5.2Dispute Resolution. Except (a) as otherwise expressly provided herein with respect to particular disputes arising in connection with this Provisional Collaboration and License Agreement (including a Definitive Agreement Terms Dispute, any dispute contemplated by the Definitive Agreement Terms section or any dispute contemplated under Section 6.1.3 (Disputes) of Schedule 3.8 (LRRK2 Financials)), [***], (b) with respect to any suit, action or other proceeding arising out of or based upon the SPA, which shall be subject to resolution in accordance with Section 9.13 of the SPA and (c) any with respect to any suit, action or other proceeding arising out of or based upon the Standstill and Stock Restriction Agreement between Denali and BIMA dated as of the date hereof (“Standstill Agreement”), which shall be subject to resolution in accordance with Section 7(d) of the Standstill Agreement, any dispute, claim or controversy arising out of, or in connection with, or relating to this Provisional Collaboration and License Agreement or the breach, termination, enforcement, interpretation or validity thereof (including the arbitrability of any such disputes, but excluding in all cases any Consent Matters), shall be finally resolved pursuant to Section 1.1 set forth in Schedule 5.5.2 (Disputes). The Parties agree that the Definitive LRRK2 Collaboration and License Agreement, and the Definitive ROFN and Option Agreement, each when executed, shall include dispute resolution procedures equivalent to those procedures set forth in this Section 5.5.2 (Dispute Resolution) and Schedule 5.5.2 (Disputes).
5.6Definitive Agreement Terms.
5.6.1Immediately following the Execution Date, Denali and Biogen shall commence negotiations with the intent to enter into the Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement (each, a “Definitive Agreement”). Denali and Biogen shall use their respective best efforts to negotiate diligently and in good faith and agree upon final terms for both Definitive Agreements as promptly as practicable following the Execution Date and in no event later than [***] after the Execution Date (or such longer period as Denali and Biogen may mutually agree in writing) (the “Negotiation Period”). Without limitation, in addition to the terms contemplated by this Provisional Collaboration and License Agreement, the Definitive LRRK2 Collaboration and License Agreement will include terms providing additional detail regarding the following topics, which shall in all cases be consistent with the agreed principles and terms set forth in this Provisional Collaboration and License Agreement: defined terms, governance, Development activities, regulatory interactions, Commercialization, Medical Affairs, intellectual property, information reporting and audits, and taxes.
5.6.2If the Parties are unable to reach agreement on the final terms of one or more of the Definitive Agreements within the Negotiation Period (an “Definitive Agreement Terms Dispute”), then the Parties agree that any dispute regarding the final terms of such Definitive Agreement(s) shall be finally resolved by [***].
5.6.3The Parties further agree that during the pendency of a Definitive Agreement Terms Dispute, any dispute regarding the interpretation of any term of this Provisional Collaboration and License Agreement and its implementation in the Definitive LRRK2 Collaboration and License Agreement or the Definitive ROFN and Option Agreement shall also be finally resolved in accordance with Schedule 5.5.2 (Disputes) and shall be consolidated into any [***]. The Parties further agree that it is intended that the [***].
5.6.4[***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.7Antitrust Matters.
5.7.1Subject to the terms and conditions of this Provisional Collaboration and License Agreement, each of the Parties will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the transactions contemplated hereunder and under the Stock Purchase Agreement as soon as practicable after the date hereof, including taking all steps as may be necessary, subject to the limitations in this Section 5.7 (Antitrust Matters), to obtain all applicable waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals. In furtherance and not in limitation of the foregoing, each of the Parties agrees to (i) file or cause to be filed with (A) the FTC and the DOJ any notifications required to be filed under the HSR Act no later than [***] after the date of this Agreement, (B) the U.K. Competition and Markets Authority under the U.K. Enterprise Act 2002, as amended by the Enterprise and Regulatory Reform Act of 2013, and the rules and regulations promulgated thereunder as soon as practicable and advisable and (C) any other regulatory body any notifications or other filings required to be filed under any other Antitrust Law as soon as practicable and advisable (any filings required pursuant to clause (A) or (B) or (C), the “Required Filings”), and (ii) use reasonable best efforts to obtain as promptly as practicable approvals, clearances, consents, decisions not to assume jurisdiction, or the termination or expiration of any waiting period as applicable under the HSR Act or other applicable Antitrust Law, including by filing as soon as practicable and advisable any supplemental or additional information which may reasonably be requested by the FTC or the DOJ or any other governmental authority in connection with applicable Antitrust Law. Each party hereto shall be responsible for its own costs in connection with the Required Filings, [***].
5.7.2Each of the Parties shall use reasonable best efforts to provide or cause to be provided promptly all assistance and cooperation to allow the Parties to prepare and submit any Required Filings, including providing to either Party, as applicable, any information that it may require for the purpose of any filing, notification, application or request for further information made in respect of any such filing.
5.7.3Each of the Parties shall, in connection with the transactions contemplated hereby, and the obtaining of all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits and authorizations under the HSR Act or any other Antitrust Law, with respect to actions taken on or after the date of this Provisional Collaboration and License Agreement, without limitation: (i) promptly notify the other of, and if in writing, furnish the other with copies of (or, in the case of oral communications, advise the other of) any material communications from or with any governmental authority, including the FTC and the DOJ, with respect to this Provisional Collaboration and License Agreement or the Stock Purchase Agreement, (ii) cooperate in all respects and consult with each other in connection with any filing or submission and in connection with any investigation or other inquiry, (iii) permit the other to review and discuss in advance, and consider in good faith the view of the other in connection with, any proposed written or oral communication with any governmental authority, (iv) not participate in any substantive meeting or have any substantive communication with any governmental authority unless it has given the other party a reasonable opportunity to consult with it in advance and, to the extent permitted by such governmental authority, gives the other the opportunity to attend and participate therein, (v) furnish the other party’s outside legal counsel with copies of all supplemental filings and substantive communications between it and any such governmental authority with respect to this Provisional Collaboration and License Agreement or the Stock Purchase Agreement; provided that any materials subject to this Section 5.7 (Antitrust Matters) may be restricted to outside counsel and may be redacted or withheld as necessary (A) to comply with contractual arrangements, (B) to address good faith legal privilege or confidentiality concerns and (C) to comply with applicable law, (vi) furnish the other party’s outside legal counsel with such necessary information and reasonable assistance as the other party’s outside legal counsel may reasonably request in connection with its preparation of necessary submissions of information to any such governmental authority, and (vii) use reasonable best efforts to respond as soon as practicable to reasonable requests from the other party hereto.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.7.4Notwithstanding anything herein to the contrary, nothing in this Provisional Collaboration and License Agreement will require either Party to (i) sell, hold separate, license or otherwise dispose of any assets or conduct its business in a specified manner, (ii) agree or proffer to sell, hold separate, license or otherwise dispose of any assets or conduct their business in a specified manner or (iii) permit or agree to the sale, holding separate, licensing or other disposition of, any assets of such party, whether as a condition to obtaining any approval from, or to avoid potential litigation or administrative action by, a governmental authority or any other person or for any other reason.
5.7.5Notwithstanding anything to the contrary, each of the Parties shall coordinate their activities under this Section 5.7 (Antitrust Matters) with those activities undertaken under Section 9.3 of the Stock Purchase Agreement, and nothing in this Section 5.7 (Antitrust Matters) or Section 9.3 of the Stock Purchase Agreement shall be interpreted to require either Party to perform duplicative actions with respect to the matters and actions contemplated under such sections.
5.8Assignment. Without the prior written consent of the other Party, neither Party shall sell, transfer, assign, delegate (except as expressly permitted under this Provisional Collaboration and License Agreement or a Definitive Agreement, when executed), pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Provisional Collaboration and License Agreement or such Definitive Agreement nor any of its rights or duties hereunder or thereunder; provided that (a) either Party may make such an assignment without the other Party’s consent to: (i) [***]; or (ii) [***] Any attempted assignment or delegation in violation of this Section 5.8 (Assignment) shall be void and of no effect. All validly assigned and delegated rights and obligations of a Party hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of such Party. The permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Provisional Collaboration and License Agreement or, when executed, the applicable Definitive Agreement, as the case may be. Without limiting the foregoing, the grant of rights set forth in this Provisional Collaboration and License Agreement and, when executed, the applicable Definitive Agreement, shall be binding upon any successor or permitted assignee of a Party, and the obligations of the other Party, including the payment obligations, shall run in favor of any such successor or permitted assignee of such Party’s benefits under this Provisional Collaboration and License Agreement or, when executed, the applicable Definitive Agreement, as the case may be.
5.9Force Majeure. Neither Party will be held liable to the other Party nor be deemed to have defaulted under or breached this Provisional Collaboration and License Agreement for failure or delay performing any obligation under this Provisional Collaboration and License Agreement (other than a breach of Section 5.6 (Definitive Agreement Terms) or [***] to the extent that such failure or delay is caused by or results from acts of God, embargoes, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotions, strikes, lockouts, or other labor disturbances (other than strikes, lockouts, or labor disturbances involving a Party’s own employees), government actions, fire, earthquakes, floods, [***] (“Force Majeure”) beyond such Party’s reasonable control, and renders the performance impossible or illegal. [***] The affected Party will notify the other Party in writing of any Force Majeure circumstances that may so affect its performance under this Provisional Collaboration and License Agreement as soon as reasonably practical, will provide a good faith estimate of the period for which its failure or delay in performance under this Provisional Collaboration and License Agreement is expected to continue based on currently available information, and will undertake reasonable efforts necessary to mitigate and overcome such Force Majeure circumstances and resume normal performance of its obligations hereunder as soon a reasonably practicable under the circumstances. If the Force Majeure circumstance continues, then the affected Party will update such notice to the other Party on a weekly basis to provide updated summaries of its mitigation efforts and its estimates of when normal performance under the Provisional Collaboration and License Agreement will be able to resume.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.10Counterparts; Electronic Signatures. This Provisional Collaboration and License Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Provisional Collaboration and License Agreement may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.
5.11Severability. If any provision of this Provisional Collaboration and License Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of either Party under this Provisional Collaboration and License Agreement will not be materially and adversely affected thereby: (a) such provision shall be fully severable; (b) this Provisional Collaboration and License Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; (c) the remaining provisions of this Provisional Collaboration and License Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom; and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Provisional Collaboration and License Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. In the event a Party seeks to avoid a provision of this Provisional Collaboration and License Agreement or a Definitive Agreement, when executed, by asserting that such provision is invalid, illegal or otherwise unenforceable, the other Party shall have the right to terminate the applicable agreement upon [***] prior written notice, unless such assertion is eliminated and its effect is cured within such [***] period. Any such termination by such other Party in accordance with this provision with respect to such an assertion by a Party shall be deemed a termination by such other Party on the basis of a material breach by such asserting Party. To the fullest extent permitted by applicable law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.
5.12Entire Agreement; Amendments. This Provisional Collaboration and License Agreement, together with the Schedules attached hereto, and the Stock Purchase Agreement sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby (including that certain Prior CDA). Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Provisional Collaboration and License Agreement. No amendment, modification, release, or discharge shall be binding upon the Parties, unless in writing and duly executed by authorized representatives of both Parties.
5.13Notices. All notices that are required or permitted hereunder will be in writing and sufficient if delivered by internationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, and in each case, addressed as follows (with a courtesy copy sent by email, which will not constitute notice):

If to Denali:

Denali Therapeutics Inc.
161 Oyster Point Blvd
South San Francisco, CA 94080
[***]

With a copy (which shall not constitute notice) to:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Wilson Sonsini Goodrich and Rosati P.C.
12235 El Camino Real, Suite 200
San Diego, CA 92130
[***]

If to Biogen:

Biogen MA Inc.
225 Binney Street
Cambridge, MA 02142
[***]

With a copy to:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
[***]

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given: (a) on the [***] after dispatch if sent by internationally-recognized overnight courier; or (b) on the [***] after dispatch if sent by registered or certified mail, postage prepaid, return receipt requested.
5.14Performance by BIMA and BIG. [***]
5.15Coordination between BIMA and BIG. [***]
5.16Retained Rights.
5.16.1Except as expressly provided herein, Denali grants no other right or license, including any rights or licenses to the LRRK2 IP, Option IP, TV Platform IP, or any other patent, know-how or intellectual property or proprietary rights not otherwise expressly granted herein, whether by implication, estoppel or otherwise. Notwithstanding anything to the contrary in this Provisional Collaboration and License Agreement, [***].
5.16.2Except as expressly provided herein, Biogen grants no other right or license, including any rights or licenses to the Biogen IP, or any other patent, know-how or intellectual property or proprietary rights not otherwise expressly granted herein, whether by implication, estoppel or otherwise. Notwithstanding anything to the contrary in this Provisional Collaboration and License Agreement, [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.17Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation,” (c) the word “will” will be construed to have the same meaning and effect as the word “shall,” (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person or entity will be construed to include the person’s or entity’s successors and assigns, (f) the words “herein,” “hereof,” and “hereunder”, and words of similar import, will be construed to refer to this Provisional Collaboration and License Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections or Schedules will be construed to refer to Sections or Schedules of this Provisional Collaboration and License Agreement, and references to this Provisional Collaboration and License Agreement include all Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Provisional Collaboration and License Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent,” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or,” and (l) references to any Sections include Sections and subsections that are part of the related Section (e.g., a section numbered “Section 2.2” would be part of “Section 2”, and references to “Section 2.2” would also refer to material contained in the subsection described as “Section 2.2(a)”).
5.18Injunctive Relief. Notwithstanding any provision to the contrary set forth in this Provisional LRRK2 Collaboration and License Agreement, other than those matters to be resolved in accordance with the dispute resolution procedures set forth in [***], in the event of an actual or threatened breach or other default or non-performance hereunder, the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to the dispute resolution procedures set forth in Section 5.5.2 (Dispute Resolution).
5.19No Benefit to Third Parties. Except as provided in Section 5.2 (Indemnification and Limitations of Liability), covenants and agreements set forth in this Provisional Collaboration and License Agreement are for the sole benefit of the Parties hereto and successors and permitted assigns of the Parties, and shall not be construed as conferring any rights on any other persons.
5.20Other Terms. The Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement would will include such other terms and conditions, to be negotiated by the Parties that are reasonable and customary in transactions of the type contemplated herein with respect to such agreement.
[Signature Page Follows]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

This Provisional Collaboration and License Agreement is executed by the authorized representatives of the Parties as of the Execution Date.

Denali Therapeutics Inc.	Biogen MA, Inc.
By: /s/ Ryan J. Watts	By: /s/ Alfred W. Sandrock, Jr.
Name: Ryan Watts, Ph.D.	Name: Alfred W. Sandrock, Jr.
Title: President and CEO	Title: EVP, R&D

Biogen International GmbH
By: /s/ Frederick Lawson
Name: Frederick Lawson
Title: Senior Director

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL
Execution Version August 5, 2020

Schedule 2.28
[***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL
Execution Version August 5, 2020

Schedule 2.32
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 3.8
LRRK2 Financials
1.Upfront Payment. Biogen shall pay Denali US$400M within [***] following the execution of the Definitive LRRK2 Collaboration and License Agreement.
2.Milestones.
2.1PD Milestones.
2.1.1PD Milestone Payments. Biogen will make the following [***] milestone payments to Denali with respect to the [***] of the corresponding milestone event for Parkinson’s Disease (“PD”):

PD Development Milestone Event	PD Development Milestone Payment (US$)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
PD Commercial Milestone Event	PD Commercial Milestone Payment (US$)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.1.2PD Milestone Details. If any PD development milestone event in the table in Section 2.1 (PD Milestones) is skipped for a particular indication, then the payment due upon achievement of such skipped milestone will become due and payable upon achievement of the next development milestone for the same indication. If, at the time of achievement of a commercial milestone for First Commercial Sale for a particular PD indication, any development milestone payment for such PD indication has not been paid, then the corresponding development milestone event shall be deemed to have been achieved for such PD indication and such PD development milestone payment shall become due and payable. In addition, if a particular development milestone event is [***] by a LRRK2 Licensed Product [***], [***]and, accordingly, the corresponding payments for such development milestone event with respect to [***] will be due and payable. Further, if a particular commercial milestone event for First Commercial Sale is [***] by a LRRK2 Licensed Product [***], then [***]. Conversely, if a particular commercial milestone event for First Commercial Sale is [***] by a LRRK2 Licensed Product [***], then [***]. For the avoidance of doubt, milestones are in addition to, and excluded from, Denali’s portion of the Profit Share.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.2Non-PD Milestones.
2.2.1Non-PD Milestone Payments. If a LRRK2 Licensed Compound is developed by or on behalf of the Parties for an indication other than an indication included in PD (any such indication, a “Non-PD Indication”), then [***], Biogen shall pay to Denali the corresponding milestone payment amount:

Non-PD Development Milestone Event	Milestone Payment [***] ($US)	Milestone Payment [***] (US$)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Non-PD Commercial Milestone Event
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
2.2.2Non-PD Milestone Details. Notwithstanding the foregoing, (a) [***]; (b) [***] and (c) if a particular Non-PD development milestone event or Non-PD commercial milestone event is achieved with respect to [***] or [***], then the amount payable upon achievement of the relevant Non-PD development milestone event or Non-PD commercial milestone event with respect to the [***] or the [***], as the case may be, shall be equal to [***] of the corresponding milestone payment due upon the achievement of such Non-PD milestone event set forth in the table in Section 2.2.1 (Non-PD Milestone Payments) above. [***] In addition, if the [***] is skipped for a particular indication, then the payment due upon achievement of such skipped [***] will become due and payable upon achievement of the next non-PD commercial milestone event that is achieved by or on behalf of Biogen. [***].
2.3Sales Milestones. Biogen will make the following [***]sales milestone payments to Denali with respect to the [***] of the corresponding sales milestone event:

Sales Milestone Event	Sales Milestone Payment (US$)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
3.Royalties.
3.1Royalty Rates. Subject to the adjustments below, Biogen will make royalty payments to Denali on annual Net Sales of each LRRK2 Licensed Product, on a LRRK2 Licensed Product-by-LRRK2 Licensed Product and country-by-country basis, in all countries other than the U.S. and China as follows:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Portion of Annual Net Sales of a LRRK2 Licensed Product in all Countries other than the U.S. and China	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

3.2Opt-Out Royalty Rates.
3.2.1Opt-Out Prior to First Commercial Sale. If Denali opts-out of [***] of the Provisional Collaboration and License Agreement) cost-sharing with respect to a LRRK2 Licensed Product in a given country in the Co-Commercialization Territory prior to the First Commercial Sale of any LRRK2 Licensed Product in such country in accordance with Section 3.3.4 (Denali Opt-Out), then in lieu of the profit share provide in Section 4 (Profit Share) below, Biogen will make royalty payments to Denali on annual aggregate Net Sales of each Opt-Out Product in the applicable Opt-Out Country, on an Opt-Out Product-by-Opt-Out Product and Opt-Out Country-by-Opt-Out Country basis, [***], as follows:

Portion of Annual Aggregate Net Sales of LRRK2 Licensed Products in China	Royalty Rate
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Portion of Annual Aggregate Net Sales of LRRK2 Licensed Products in the U.S.	Royalty Rate
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

3.2.2Opt-Out After Commercial Sale. If Denali opts-out of [***] of the Provisional Collaboration and License Agreement) cost-sharing with respect to a given country in the Co-Commercialization Territory after the First Commercial Sale of any LRRK2 Licensed Product in such country, then in lieu of the profit share provide in Section 4 (Profit Share) below, Biogen will make royalty payments to Denali on annual Net Sales of each Opt-Out Product in the applicable Opt-Out Country, on an Opt-Out Product-by Opt-Out Product and Opt-Out Country-by-Opt-Out Country basis, as follows:

Portion of Annual Net Sales of an Opt-Out Product in China	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Portion of Annual Net Sales of an Opt-Out Product in the U.S.	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
3.3Generic Competition. On a LRRK2 Licensed Product-by-LRRK2 Licensed Product and country-by-country basis, in the event [***], [***]. Where used in this Section 3.3 (Generic Competition), “Generic Product” means, with respect to a given LRRK2 Licensed Product in a given country outside of the Co-Commercialization Territory, a pharmaceutical product that is (a) not marketed or sold by or under the authority of Biogen, its affiliates or Sublicensees and (b)(i) contains the same LRRK2 Inhibitor as such LRRK2 Licensed Product or [***] and (ii) is determined by the applicable Regulatory Authority in such country as [***] to such LRRK2 Licensed Product (A) in the United States through an ANDA filing under 505(j) of the FFDCA or (B) under equivalent procedures outside of the United States [***] with such LRRK2 Licensed Product.
3.Royalty Term. On a country-by-country and LRRK2 Licensed Product-by-LRRK2 Licensed Product basis, for countries outside the Co-Commercialization Territory (including the Opt-Out Countries), Biogen will make royalty payments for each LRRK2 Licensed Product during the period commencing upon the First Commercial Sale of such LRRK2 Licensed Product in such country and continuing until the latest of: [***] (the “Royalty Term”), [***].
4.Development Cost Share. So long as Denali has not opted-out of cost-sharing with respect to a LRRK2 Licensed Product and corresponding co-Commercialization country, Biogen and Denali will share the costs and expenses incurred in the performance of Development activities for LRRK2 Licensed Compounds and LRRK2 Licensed Products to the extent in accordance with the Global Development Plan/Budget (plus Allowable Overruns), including all Manufacturing Costs (to be defined in the Definitive LRRK2 Collaboration and License Agreement) of LRRK2 Licensed Compounds and LRRK2 Licensed Products required to perform such Development activities, at a ratio of 1.5:1 (Biogen 60% / Denali 40%). The Definitive LRRK2 Collaboration and License Agreement will contain a mechanism pursuant to which the Parties would report and true-up these costs on a quarterly basis.
5.Profit Share. So long as Denali has not opted-out of cost-sharing with respect to a LRRK2 Licensed Product and corresponding co-Commercialization country, Biogen and Denali will share the profits (or losses) with respect to the LRRK2 Licensed Products (including Net Sales and Other Income) calculated as follows: the Parties will share the costs and expenses incurred in the performance of Commercialization and Medical Affairs activities for the LRRK2 Licensed Products in the Co-Commercialization Territory to the extent in accordance with the Co-Commercialization Plan/Budget (plus Allowable Overruns) (including all Manufacturing Costs (to be defined in the Definitive LRRK2 Collaboration and License Agreement) of LRRK2 Licensed Compounds and LRRK2 Licensed Products required to perform such Commercialization and Medical Affairs activities), and profits (or losses) with respect to the Commercialization of LRRK2 Licensed Products in the Co-Commercialization Territory (but accounting separately for the U.S. and China markets, and on a LRRK2 Licensed Product-by-LRRK2 Licensed Product basis as follows (the “Profit Share”): (a) in the United States, at a ratio of 1:1 (Biogen 50% / Denali 50%) and (b) in China, at a ratio of 1.5:1 (Biogen 60% / Denali 40%), in each case, (a) and (b), for as long as the LRRK2 Licensed Products are sold in such country. The Definitive LRRK2 Collaboration and License Agreement will contain a mechanism pursuant to which the Parties would report and true-up these costs, revenue and profits (or losses) on a quarterly basis.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6.Additional Royalty and Cost-Sharing Details.
6.1New Third Party Technology.
6.1.1New Technology. The Parties will share, as further described in this Section 6.1 (New Third Party Technology), all amounts payable for third party patent rights (or patent rights together with know-how) that are acquired or in-licensed after the Effective Date (“New Technology”) and that (a) [***], (b) [***], (c) [***] or (d) [***].
6.1.2Allocation of New Technology Costs. To the extent applicable to (a) [***] or (b) [***], the Parties shall [***], as applicable. Outside the Co-Commercialization Territory and subject to Section 6.4 (Cumulative Royalty Floor) below, Biogen may reduce the royalties otherwise payable to Denali under this Provisional Collaboration and License Agreement (and when executed, the Definitive LRRK2 Collaboration and License Agreement) with respect to a particular LRRK2 Licensed Product in a given country by [***] of any amounts paid to such third party with respect to New Technology that are attributable to the Commercialization of such LRRK2 Licensed Product in such country outside of the Co-Commercialization Territory. For clarity, Biogen shall not have the right under this Section 6.1 (New Third Party Technology) (or when executed, the Definitive LRRK2 Collaboration and License Agreement) to offset any amounts paid by Biogen that are shared by the Parties as Development costs or Commercialization costs and expenses, as described above.
6.1.3Disputes. If a Party disputes whether certain third party patent rights (or patent rights together with know-how) are necessary to Develop, Manufacture, or, in the Co-Commercialization Territory, Commercialize a LRRK2 Licensed Product, then each Party may refer the matter to the Chief IP Counsel of Biogen and the Senior Director, IP Legal of Denali or their designees (the “IP Counsels”). The IP Counsels will meet promptly to discuss and resolve the matter within [***] after referral of such matter to such IP Counsels. If the IP Counsels cannot agree on a resolution to the matter within such [***] period, then either Party may refer such matter for resolution to an independent third party expert agreed upon by the Parties within [***] after the IP Counsels have failed to resolve such matter. Such independent third party expert will be an attorney who has practiced United States patent law for at least [***] (or who has such other similar credentials as agreed by the Parties), and unless otherwise agreed in writing by the Parties, must not be a current or former employee, contractor, agent, or consultant of either Party or its affiliates. The Party bringing a dispute pursuant to this Section 6.1.3 (Disputes) will promptly engage such expert and the Parties will share the out-of-pocket costs incurred in connection with the engagement of such expert [***]. Within [***] of the engagement of such expert by the disputing Party, such expert will deliver its written decision to the Parties (including a detailed report as to such expert’s rationale for such decision), and such decision will be binding on the Parties. [***]
6.2Pre-Existing Financial Obligations. [***].
6.3[***]
6.4Cumulative Royalty Floor. In no event will the aggregate amount of royalties due to Denali for a particular LRRK2 Licensed Product in a given calendar quarter during the Royalty Term for such LRRK2 Licensed Product be reduced by more than [***] of the amount that would otherwise be payable to Denali in such calendar quarter for such LRRK2 Licensed Product pursuant to [***].
6.5Payment Allocations.
6.5.1Unless otherwise stipulated above, payments under the Provisional Collaboration and License Agreement, the Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement shall be paid by BIMA and BIG separately [***]; provided that [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6.5.2With respect to the upfront payment, BIG will pay a portion of such amount in consideration of the rights granted outside of the U.S. and BIMA will pay a portion of such amount in consideration of the rights granted in the U.S.
6.5.3With respect to the PD development milestone payments in Section 2.1 (PD Milestones) and the non-PD development milestone payments in Section 2.2 (Non-PD Milestones), BIG will pay a percentage of each such amount in consideration of the rights granted outside of the U.S. and BIMA will pay a percentage each such amount in consideration to the rights granted in the U.S., such percentages, in each case, to be determined by Biogen at the time at which such amounts are due.
6.5.4BIG will pay the milestone payments for PD commercial milestone events and Non-PD commercial milestone events that are achieved outside of the U.S. when such amounts become due and payable in accordance with Sections 2.1.1 (PD Milestone Payments) and 2.2.1 (Non-PD Milestone Payments). BIMA will pay the milestone payments for PD Commercial Milestone Events and Non-PD Commercial Milestone Events that are achieved in the U.S. when such amounts become due and payable in accordance with Sections 2.1.1 (PD Milestone Payments) and 2.2.1 (Non-PD Milestone Payments).
6.5.5BIMA will pay the portion of the milestone payments for sales milestone events and royalties based on the pro rata allocation of the calendar year Net Sales attributable to sales of the applicable Product in the U.S., and BIG will pay the portion of the milestone payments for sales milestone events and royalties based on the pro rata allocation of the calendar year Net Sales attributable to sales of the applicable Product outside of the U.S.
6.5.6With respect to all milestone payments set forth in this Schedule 3.8 (LRRK2 Financials) that are not described in Sections 6.5.2 through 6.5.5 above, BIG will pay a percentage of each such amount in consideration of the rights granted outside of the U.S. and BIMA will pay a percentage each such amount in consideration to the rights granted in the U.S., such percentages, in each case, to be determined by Biogen at the time in which such amounts are due.
6.5.7For clarity, nothing in this Section 5.6 (Payment Allocations) is intended to limit Section 5.15 (Coordination between BIMA and BIG) of the Provisional Collaboration and License Agreement.
6.6Taxes.
6.6.1Each Party will be responsible for all Taxes imposed on such Party’s net income, or on net income allocated to such Party under applicable law. To the extent one Party pays Taxes imposed on net income of the other Party, the other Party shall reimburse the paying Party for any such Taxes paid. The amounts payable pursuant to the Provisional Collaboration and License Agreement, the Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement (“Payments”) shall not be reduced on account of any Taxes unless required by applicable law. A payor Party shall deduct and withhold from the Payments any Taxes that it is required by applicable law to deduct or withhold including from subsequent Payments. Notwithstanding the foregoing, if the recipient Party is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable withholding tax, it may deliver to the payor Party or the appropriate governmental authority the prescribed forms necessary to reduce the applicable rate of withholding or to relieve the payor Party of its obligation to withhold tax. In such case the payor Party shall apply the reduced rate of withholding, or not withhold, as the case may be, provided that the payor Party is in receipt of evidence, in a form reasonably satisfactory to the payor Party of the recipient Party’s entitlement to a reduced or no withholding rate. If, in accordance with the foregoing, a payor Party withholds any amount, it shall pay to the recipient Party the balance when due, make timely payment to the proper taxing authority of the withheld amount, and send the recipient Party proof of such payment within [***] following that payment. The Parties shall use reasonable efforts to reduce any withholding required under applicable law. The

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Parties hereto agree that as of the date hereof, no U.S. or Swiss withholding taxes are required on the upfront payment described in Section 1 (Upfront Payment) under applicable law [***].
6.6.2If a Party that owes a Payment assigns its rights and obligations to any person as permitted in accordance with Section 5.7 (Assignment) of the Provisional Collaboration and License Agreement (or any successor provision) and if, solely as a result of such assignment, the withholding of taxes required by applicable law with respect to the Payments is increased, then any Payments shall be increased to take into account such withheld taxes so that, after making all required withholding tax (including withholding tax on amounts payable pursuant to Section 5.6.1), the recipient Party receives an amount equal to the sum it would have received had no such assignment been made.
6.6.3All payments or amounts due under the Provisional Collaboration and License Agreement, the Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement, whether monetary or non-monetary are exclusive of VAT. Any Party receiving a supply under this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement, hereby covenants that it will pay any such VAT correctly charged in addition to any amounts due under this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement. Where the prevailing legislation requires a VAT reverse charge, then the receiving Party covenants that it shall correctly account for VAT in respect of the services received. The supplying Party agrees that it will raise a tax invoice (or equivalent document) to support the charge to VAT.
6.6.4For the purposes of VAT, the services, rights and licenses provided by Denali under the Provisional Collaboration and License Agreement, the Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement shall be considered to be taxed under by Art 44 of Council Directive 2006/112/EC or any equivalent provision in the country of performance if performed outside the European Union and as such will be considered to be taxed for VAT purposes in the country of the recipient. For the purposes of this clause, BIG warrants that it is established in Switzerland for the purposes of receiving any such services, rights or licenses.
6.6.5Any supply of goods under the Provisional Collaboration and License Agreement, the Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement shall be taxed in accordance with the prevailing VAT legislation. All Parties agree that they will reasonably cooperate to ensure the use of any VAT exemptions, zero-ratings, reduced-ratings, suspensions or other reliefs.
6.6.6In the event that the local competent tax authority determines that VAT is chargeable, Denali in the first instance shall undertake all reasonable steps to refute any such assertions by the local tax authority. Only once this process is completed should Denali raise valid tax invoices for the additional VAT liability.
6.6.7The Parties shall take all reasonable steps to recover any additional VAT liability from the same local tax authorities by submitting regular claims and shall use commercially reasonable efforts to provide necessary assistance to facilitate the recovery of VAT. If the VAT cannot be recovered, then the supplying Party shall be entitled to invoice the receiving Party directly for these amounts.
6.6.8Each Party shall be responsible for any penalties or interest accruing due to incorrect VAT treatment of the supplies of goods or services made by that Party or any failure to correctly account for VAT on any receipt of a supply of goods or services under this Provisional Collaboration and License Agreement or the Definitive LRRK2 Collaboration and License Agreement except where those penalties or interest arise as a result of the actions of the other Party, in which case that Party shall be liable to reimburse the value of the penalties and interest.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6.6.9Each Party shall be responsible for reporting its own transactions to the local tax authorities if required for VAT purposes. There shall be no shared, mutual or otherwise collective VAT filings that may suggest that the parties are anything other than separately operational entities for VAT purposes.
6.7Orphan Credit. Denali shall cooperate with Biogen in seeking any tax exemption or credits that may be available to Biogen with respect to any Compound, including the tax credit available under section 45C of the Internal Revenue Code by reason of Biogen’s research and development expenditures contributing to the any compound under the Provisional Collaboration and License Agreement, the Definitive LRRK2 Collaboration and License Agreement and the Definitive ROFN and Option Agreement being granted Orphan Drug status by the FDA.
6.8[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 3.9.1
[***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 4.1.1(f)
[***]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 4.3
ROFN and Option Financials
Biogen shall pay Denali $160M within [***] after the execution of the Definitive ROFN and Option Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 5.4.4
Joint Press Release
[See attached]
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 5.5.2
Disputes
[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.